As filed with the Securities and Exchange Commission on April 27, 2001

Securities Act File No. 333-88405 Investment Company Act File No. 811-09605

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No. Post-Effective Amendment No. 1 and/or	[ ] [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 2 (Check appropriate box or boxes)	[X]

Mercury Index Funds, Inc. (Exact name of Registrant as specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (888) 763-2260

Terry K. Glenn P.O. Box 9011 Princeton, New Jersey 08543-9011 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Copies to:
Counsel for the Fund: Joel H. Goldberg, Esq. Swidler Berlin Shereff Friedman, LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174	and	Michael J. Hennewinkel, Esq. P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective:
|X|	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Quantitative Master Series Trust has also executed this Registration Statement.

Prospectus April 27, 2001

Mercury Index Funds, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO] MERCURY FUNDS

MERCURY INDEX FUNDS, INC.

[ICON] Fund Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Common Stock — shares of ownership of a corporation.

Bonds — debt obligations issued by governments, corporations and other issuers.

ABOUT MERCURY INDEX FUNDS

What is each Fund’s investment objective?

Mercury S&P 500 Index Fund

The investment objective of the Mercury S&P 500 Index Fund is to match the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”) as closely as possible before the deduction of Fund expenses. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S.

Mercury Small Cap Index Fund

The investment objective of the Mercury Small Cap Index Fund is to match the performance of the Russell 2000 Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market- weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses.

Mercury Aggregate Bond Index Fund

The investment objective of the Mercury Aggregate Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses. The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds of different types.

Mercury International Index Fund

The investment objective of the Mercury International Index Fund is to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index in U.S. dollars with net dividends (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the U.S. Companies included in the EAFE Index are selected from among the larger-capitalization companies in these markets.

The weighting of the EAFE Index is based on the relative market capitalization of each of the countries in the index.

We cannot guarantee that the Funds will achieve their objectives.

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[ICON] Fund Facts

What are each Fund’s main investment strategies?

All Funds

Each Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of that Fund’s index. Each Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its assets in securities or other financial instruments in, or correlated with, the applicable index. A Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

Each Fund invests all of its assets in a series (the “Series”) of Quantitative Master Series Trust (the “Trust”) that has the same goals as the Fund. All investments will be made at the level of the Series. This structure is sometimes called a “master/feeder” structure. Each Fund’s investment results will correspond directly to the investment results of the underlying Series it invests in. For simplicity, this Prospectus uses the term “Fund” to include the underlying Series in which a Fund invests.

Mercury S&P 500 Index Fund

The Mercury S&P 500 Index Fund invests in the common stocks represented in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. The Fund may also invest in derivative instruments linked to the S&P 500. At times the Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

Mercury Small Cap Index Fund

The Mercury Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. The Fund may also engage in securities lending.

MERCURY INDEX FUNDS, INC.	3

[ICON] Fund Facts

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

Duration — the sensitivity of a bond or bond portfolio to changes in interest rates.

Mercury Aggregate Bond Index Fund

The Mercury Aggregate Bond Index Fund invests in a statistically selected sample of bonds which are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Fund may not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks on the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. government and foreign governments and their agencies, and bonds issued by U.S. or foreign companies, among others. The Fund may also engage in securities lending.

Mercury International Index Fund

The Mercury International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. The Fund may also engage in securities lending.

What are the main risks of investing in the Funds?

As with any mutual fund, the value of each Fund’s investments — and therefore the value of a Fund’s shares — may fluctuate. Change in the value of the Mercury S&P 500 Index Fund’s, Mercury Small Cap Index Fund’s and Mercury International Index Fund’s equity investments may occur because a particular stock market is rising or falling, or as a result of specific factors that affect the value of particular investments. If the value of a Fund’s investments goes down, you may lose money.

The Mercury Aggregate Bond Index Fund’s bond investments are subject to interest rate and credit risk. Interest rate risk is the risk that when interest rates go up, the value of debt instruments generally goes down. In general, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than shorter-term securities. Credit risk is the risk that

4	MERCURY INDEX FUNDS, INC.

[ICON] Fund Facts

Volatility — the amount and frequency of change in a security’s value.

the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Each Fund may invest in foreign securities to the extent foreign securities are represented in the index tracked by that Fund. Currently, the Mercury International Index Fund will invest primarily in foreign securities and the Mercury Aggregate Bond Index Fund will invest a portion of its assets in foreign securities. The Mercury Aggregate Bond Index Fund will invest only in dollar-denominated foreign securities, while the Mercury International Index Fund will invest principally in securities denominated in foreign currencies. The Mercury International Index Fund’s and Mercury Aggregate Bond Index Fund’s investments in foreign securities involve special risks, including the possibility of substantial volatility due to political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the foreign securities in which the Mercury International Index Fund will invest are subject to significant changes in value due to exchange rate fluctuations.

The Funds are also subject to selection risk, which is the risk that a Fund’s investments, which may not fully replicate the index, may underperform the securities in the target index. Each Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. The Funds will generally not attempt to hedge against adverse market movements. Therefore, a Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while a Fund will attempt to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

Each Fund is a non-diversified fund, which means that it invests more of its assets in fewer companies than if it were a diversified fund. By concentrating in a smaller number of investments, a Fund’s risk is increased because each investment has a greater effect on the Fund’s performance. This hurts a Fund’s performance when its investments are unsuccessful.

MERCURY INDEX FUNDS, INC.	5

[ICON] Fund Facts

Who should invest?

The Mercury S&P 500 Index Fund may be an appropriate investment for you if you:

•	Want to invest in large U.S. companies

•	Are investing with long-term goals, such as retirement or funding a child’s education

•	In seeking to match the performance of the S&P 500, are willing to accept the risk that the value of your investment may decline

•	Are not looking for a significant amount of current income

The Mercury Small Cap Index Fund may be an appropriate investment for you if you:

•	Want to invest in smaller capitalization U.S. companies and can accept the additional risk and volatility associated with stocks of these companies

•	Are investing with long-term goals, such as retirement or funding a child’s education

•	In seeking to match the performance of the Russell 2000, are willing to accept the risk that the value of your investment may decline

•	Are not looking for a significant amount of current income

The Mercury Aggregate Bond Index Fund may be an appropriate investment for you if you:

•	In seeking to match the performance of the Aggregate Bond Index, are willing to accept a lower potential for capital appreciation

•	Are looking for an investment that provides income

The Mercury International Index Fund may be an appropriate investment for you if you:

•	Are looking for exposure to a variety of foreign markets and can accept the additional risk and volatility associated with foreign investing

•	Are investing with long-term goals, such as retirement or funding a child’s education

•	In seeking to match the performance of the EAFE Index, are willing to accept the risk that the value of your investment may decline

•	Are not looking for a significant amount of current income

6	MERCURY INDEX FUNDS, INC.

[ICON] Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses which the Funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges and redemption fees, which you may pay when you buy or sell shares of a Fund.

Redemption Fee — this fee is retained by the Fund in order to benefit all remaining shareholders by offsetting the additional costs incurred by the Fund due to short-term trading by some shareholders. The redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code. The Redemption Fee is not paid to the Fund’s Investment Adviser, Distributor or Transfer Agent.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Management Fee — a fee paid to the Investment Adviser for managing a Fund.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

RISK/RETURN BAR CHART

The Funds do not show any performance because they have not completed a full calendar year of operations.

FEES AND EXPENSES

Each Fund offers two different classes of shares, Class I and Class A shares. Although your money will be invested the same way no matter which class of shares you buy, Class A shares pay an ongoing account maintenance fee while Class I shares do not. Not everyone is eligible to buy Class I shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Class I shares. See “How to Buy, Sell, Transfer and Exchange Shares” below.

The tables show the different fees and expenses that you may pay if you buy and hold each class of shares of each Fund. Future expenses may be greater or less than those indicated below.

Class I Shares
Shareholder Fees (fees paid directly from your investment)(a):	Mercury S&P 500 Index Fund	Mercury Small Cap Index Fund	Mercury Aggregate Bond Index Fund	Mercury Inter- national Index Fund

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee(b)	0.25%	0.50%	0.25%	0.50%

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from the Fund assets)(c):

Management Fee(d)	0.005%	0.01%	0.01%	0.01%

Distribution and/or Service (12b-1) Fees(e)	None	None	None	None

Other Expenses (including transfer agency fees) after waiver of fees and/or reimbursement of expenses(f)(g)	0.15%	0.19%	0.12%	0.26%

Administrative Fees(h)	0.245%	0.29%	0.19%	0.34%

Total Other Expenses after waiver of fees and/or reimbursement of expenses	0.395%	0.48%	0.31%	0.60%

Net Total Operating Expenses(i)(j)	0.40%	0.49%	0.32%	0.61%

		(footnotes on next page)

MERCURY INDEX FUNDS, INC.	7

[ICON] Fund Facts

Class A Shares
Shareholder Fees (fees paid directly from your investment)(a):	Mercury S&P 500 Index Fund	Mercury Small Cap Index Fund	Mercury Aggregate Bond Index Fund	Mercury Inter- national Index Fund

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee(b)	0.25%	0.50%	0.25%	0.50%

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(c):

Management Fee(d)	0.005%	0.01%	0.01%	0.01%

Distribution and/or Service (12b-1) Fees(e)	0.25%	0.25%	0.25%	0.25%

Other Expenses (including transfer agency fees) after waiver of fees and/or reimbursement of expenses (f)(g)	0.15%	0.19%	0.15%	0.29%

Administrative Fees(h)	0.245%	0.29%	0.19%	0.34%

Total Other Expenses after waiver of fees and/or reimbursement of expenses	0.395%	0.48%	0.34%	0.63%

Net Total Operating Expenses(i)(j)	0.65%	0.74%	0.60%	0.89%

(a)	In addition, certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares. See “How to Buy, Sell, Transfer and Exchange Shares.”
(b)	You will pay a Redemption Fee on your Fund shares if you redeem or exchange your shares within ninety days of your purchase. This fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.
(c)	Fees and expenses include the expenses of both the Fund and the Fund’s pro rata share of the expenses of the Series in which it invests.
(d)	Paid by the Series. The Investment Adviser has entered into a contract that provides that it will waive a portion of its advisory and administrative fees (see note (g) below). As a result of this contractual arrangement, the Investment Adviser of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series currently receives management fees of 0.005%, 0.01% and 0.01%, respectively. This arrangement has a one year term and is renewable. The Investment Adviser has not entered into a similar arrangement with the Series in which the Mercury International Index Fund invests.
(e)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials.
(f)	Based on estimated amounts for the current fiscal year. The Transfer Agent is an affiliate of the Investment Adviser. Each Fund pays the Transfer Agent an annual fee at the annual rate of 0.05% of the Fund’s average daily net assets for its services and the Transfer Agent is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the period February 15, 2000 (commencement of operations) to December 31, 2000, Mercury S&P 500 Index Fund, Mercury Small Cap Index Fund, Mercury Aggregate Bond Index Fund and Mercury International Index Fund paid the Transfer Agent fees totaling $63, $36, $52 and $40, respectively. Effective January 1, 2001 the Trust, on behalf of each Series, has entered into an agreement with State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides accounting services to each Series. Each Series will pay the cost of these services. In addition, each Series will reimburse the Investment Adviser for the cost of providing certain additional accounting services. For the Series’ fiscal year ended December 31, 2000, the Master S&P 500 Index Series, the Master Small
(footnotes continued on next page)

8	MERCURY INDEX FUNDS, INC.

[ICON] Fund Facts

(footnotes continued from previous page)
Cap Index Series, the Master Aggregate Bond Index Series and the Master International (Capitalization Weighted) Index Series reimbursed the Investment Adviser $772,542, $60,596, $146,598 and $28,144, respectively, for accounting services. Effective January 1, 2001, the Corporation, on behalf of each Fund, has entered into an agreement with State Street pursuant to which State Street provides accounting services to each Fund. Each Fund will pay the cost of these services. In addition, each Fund will reimburse the Administrator for the cost of certain additional accounting services. For the period February 15, 2000 (commencement of operations) to December 31, 2000, each Fund reimbursed the Administrator $1,060 for accounting services.
(g)	Fund Asset Management, L.P., doing business as Mercury Advisers, has entered into a contract that provides that it will waive a portion of its advisory and administrative fees and/or reimburse the expenses of either the Funds or the Series to the extent necessary to ensure that the Net Total Operating Expenses incurred by each Fund (excluding 12b-1 fees) do not exceed the following amounts: 0.40% of the daily net assets of Mercury S&P 500 Index Fund; 0.50% of the daily net assets of Mercury Small Cap Index Fund; 0.35% of the daily net assets of Mercury Aggregate Bond Index Fund and 0.65% of the daily net assets of Mercury International Index Fund. This arrangement has a one year term and is renewable. Absent such contractual arrangements, the Total Operating Expenses of the Funds would be as follows: 9.61% for Class I shares and 47.03% for Class A shares of Mercury S&P 500 Index Fund; 67.05% for Class I shares and 67.06% for Class A shares of Mercury Small Cap Index Fund; 36.49% for Class I shares and 53.11% for Class A shares of Mercury Aggregate Bond Index Fund; and 50.51% for Class I shares and 58.58% for Class A shares of Mercury International Index Fund.
(h)	Paid by the Funds.
(i)	Non-recurring expenses were incurred by each Fund during its fiscal period ended December 31, 2000. These expenses are not reflected in the calculation of each Fund’s Total Annual Operating Expenses. If these expenses were included, the Total Annual Operating Expenses would be as follows: 54.79% for Class I shares and 92.20% for Class A shares of Mercury S&P 500 Index Fund; 136.79% for Class I shares and 136.81% for Class A shares of Mercury Small Cap Index Fund; 89.42% for Class I shares and 106.04% for Class A shares of Mercury Aggregate Bond Index Fund; and 143.55% for Class I shares and 151.62% for Class A shares of Mercury International Index Fund.
(j)	The Net Total Operating Expenses are restated to reflect the contractual fee waiver and/or expense reimbursement currently in effect and described in note (g) above.

MERCURY INDEX FUNDS, INC.	9

[ICON] Fund Facts

Examples:

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, that you do not pay the redemption fee, and that each Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES
	Mercury S&P 500 Index Fund	Mercury Small Cap Index Fund	Mercury Aggregate Bond Index Fund	Mercury International Index Fund

One Year	$ 41	$ 50	$ 33	$ 62

Three Years†	$1,971	$6,718	$5,460	$6,355

Five Years†	$3,726	$7,675	$8,004	$8,223

Ten Years†	$7,442	$7,834	$9,910	$8,974

CLASS A SHARES
	Mercury S&P 500 Index Fund	Mercury Small Cap Index Fund	Mercury Aggregate Bond Index Fund	Mercury International Index Fund

One Year	$ 66	$ 76	$ 61	$ 91

Three Years†	$6,192	$6,727	$6,459	$6,628

Five Years†	$8,247	$7,681	$8,178	$8,037

Ten Years†	$9,218	$7,840	$8,787	$8,416

†	These expenses do not reflect the fee waiver/expense reimbursement described in note (g) and (i) to the Fees and Expenses table above beyond the first year. As stated above, the arrangement has a one year term and is renewable.

10	MERCURY INDEX FUNDS, INC.

[ICON] About the Details

About the Portfolio Managers — The Mercury S&P 500 Index Fund and the Mercury Small Cap Index Fund are managed by Eric S. Mitofsky. Mr. Mitofsky has been primarily responsible for the management of the Mercury Small Cap Index Fund since February, 2000.

The Mercury Aggregate Bond Index Fund is co-managed by Gregory Mark Maunz, Christopher G. Ayoub and Jeff Hewson. Mr. Maunz, Mr. Ayoub and Mr. Hewson have been responsible for the management of the Aggregate Bond Index Fund since February, 2000.

The Mercury International Index Fund is managed by Richard Vella. Mr. Vella has been primarily responsible for the management of the Mercury International Index Fund since February, 2000.

About the Investment Adviser — The Funds are managed by Mercury Advisors

HOW THE FUNDS INVEST

All Funds

The Funds will not attempt to buy or sell securities based on Fund management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that a Fund’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the Funds have operating and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time.

Each Fund will be substantially invested in securities in the applicable index, and will normally invest at least 80% of its assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index. A Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of a Fund may be changed without shareholder approval.

In addition to the Funds’ principal strategies described above, the Funds may also employ the following investment strategies:

Each Fund may invest in short-term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent a Fund invests in short-term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index. The Funds will not invest in options, futures, other derivative instruments or short-term money market instruments in order to lessen the Funds’ exposure to common stocks as a defensive strategy, but will instead attempt to remain fully invested at all times. Each Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending.

MERCURY INDEX FUNDS, INC.	11

[ICON] About the Details

Market-Weighted Index — an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with smaller market capitalization.

Market Capitalization — the number of a company’s outstanding shares multiplied by a share’s current market value. Market capitalization is a measure of a company’s size.

Mercury S&P 500 Index Fund

The S&P 500 is composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. large-capitalization stocks. The S&P 500 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. Currently, the largest stocks in the S&P 500 have an effect on the performance of the index that is many times greater than the effect of the other stocks in the index. The stocks in the S&P 500 are chosen by the Standard & Poor’s Rating Group (“S&P”), a division of the McGraw-Hill Companies, Inc. S&P chooses stocks for inclusion in the S&P 500 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. S&P’s selection of a stock for the S&P 500 does not mean that S&P believes the stock to be an attractive investment.

The Fund may invest in all 500 stocks in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. For example, if 2% of the S&P 500 is made up of the stock of a particular company, the Fund will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, if Fund management believes it would be cost efficient, Fund management is authorized to deviate from full replication and to instead invest in a statistically selected sample of the 500 stocks in the S&P 500 which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole, but which involves less transaction cost than would be incurred through full replication. Fund management may also purchase stocks not included in the S&P 500 when it believes that it would be a cost efficient way of approximating the S&P 500’s performance to do so. If Fund management uses these techniques, the Fund may not track the S&P 500 as closely as it would if it were fully replicating the S&P 500.

The Fund may invest in derivative instruments, and normally will invest a significant portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection

12	MERCURY INDEX FUNDS, INC.

[ICON] About the Details

Small Capitalization — as of the most recent update of the Russell 2000 in June 2000, the largest stock in the index had a market capitalization of approximately $1.5 billion and the average market capitalization of stocks in the index was approximately $580 million.

with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Mercury Small Cap Index Fund

The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The stocks represented in the index are issued by small-capitalization U.S. companies in a wide range of businesses. The Russell 2000 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. Frank Russell Company’s selection of a stock for the Russell 2000 does not mean that Frank Russell Company believes the stock to be an attractive investment.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index.

The Fund may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, the Fund may invest in a statistically selected sample of the stocks included in the Russell 2000. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

The Fund may invest in derivative instruments, and normally will invest a significant portion of its assets in options and futures contracts linked to the performance of the Russell 2000. Derivatives allow the Fund to increase or decrease its exposure to the Russell 2000 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

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[ICON] About the Details

Mortgage-backed Securities — securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.

Mercury Aggregate Bond Index Fund

The Aggregate Bond Index is a market-weighted index comprised of approximately 6,500 dollar-denominated investment grade bonds with maturities greater than one year, as chosen by Lehman Brothers Holdings Inc. (“Lehman Brothers”). The Aggregate Bond Index includes:

•	U.S. government and government agency securities

•	securities issued by supranational entities, such as the World Bank

•	securities issued by foreign governments and U.S. and foreign corporations

•	mortgage-backed securities

Lehman Brothers’ selection of a bond for the Aggregate Bond Index does not mean that Lehman Brothers believes the security to be an attractive investment.

The Fund may not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. Instead, the Fund may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the index but correlated with bonds that are in the index, and in derivative instruments linked to the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index as a whole. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Aggregate Bond Index. The Mercury Aggregate Bond Index Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Mercury Aggregate Bond Index Fund may have a higher portfolio turnover rate than the other Funds.

Because the Aggregate Bond Index is composed of investment grade bonds, the Fund will invest in corporate bonds rated investment grade (rated at least Baa3 by Moody’s Investors Services, Inc. or BBB by S&P), or if unrated, of comparable quality. The Fund may continue to hold a security that is downgraded below investment grade.

The Fund usually will invest a substantial portion of its assets in mortgage-backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the Federal government agencies are guaranteed by either the Federal

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[ICON] About the Details

government or the government agency. Such securities have very little credit risk. Mortgage-backed securities that are issued by private corporations rather than Federal agencies have credit risk as well as prepayment risk and extension risk.

The Fund may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the Fund buys or sells securities with payment and delivery taking place in the future so that the Fund can lock in a favorable yield and price at the time of entering into the transaction. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund’s sale of one security and purchase of a similar security, the Fund does not receive principal and interest on the securities sold. The Fund may also enter into standby commitment agreements in which the Fund is committed, for a stated period of time, to buy a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether the security is issued or not.

The Fund may invest in derivative instruments, and normally will invest a significant portion of its assets in options and futures contracts correlated with the performance of the Aggregate Bond Index. Derivatives may allow the Fund to increase or decrease its exposure to the Aggregate Bond Index quickly and at a lower cost than buying or selling bonds. The Fund may invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Mercury International Index Fund

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the U.S. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among

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Short Sale — a sale of securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

these countries is based upon each country’s relative market capitalization and not its gross domestic product, which means that the index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom) and these countries have the most effect on the index’s performance. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International, Inc. (“Morgan Stanley”). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the international markets. Morgan Stanley’s selection of a stock for the EAFE Index does not mean that Morgan Stanley believes the stock to be an attractive investment.

The Fund may not invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the Mercury International Index Fund may invest in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index as a whole.

The Fund may invest in derivative instruments, and normally will invest a significant portion of its assets in options and futures contracts correlated with countries within the EAFE Index. Derivatives allow the Fund to increase or decrease its exposure to the EAFE Index quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

INVESTMENT RISKS

This section discusses the principal risks of investing in a Fund, which are summarized under “About Mercury Funds — What are the main risks of investing in the Funds” above. This section also discusses additional risks of investing in a Fund. As with any mutual fund, the value of a Fund’s investments — and therefore the value of a Fund’s shares — may fluctuate. These changes may occur because the stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of a Fund’s investments goes down, you may lose money.

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

Mercury S&P 500 Index Fund, Mercury Small Cap Index Fund and Mercury International Index Fund

Stock Market Risk

Stock market risk is the risk that the stock market in one or more countries in which a Fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably.

Mercury Aggregate Bond Index Fund

Interest Rate Risk

Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter-term securities.

Credit Risk

Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While the Fund invests only in securities of highly rated issuers, those issuers may still default on their obligations.

Event Risk

Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds may decline significantly.

Mortgage-Backed Securities

When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities are paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Dollar Rolls

Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

Standby Commitment Agreements

Standby commitment agreements involve the risk that the security will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s pace.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

When-issued, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Foreign Government Debt

The Mercury Aggregate Bond Index Fund may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities. Investments in these securities subject the Fund to the risk that a government entity may delay or refuse to pay interest or repay principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, or the relative size of its debt position to its economy. If a government entity defaults, it may ask for more time in which to pay or for further loans. There may be no bankruptcy proceeding that the Fund can use to collect payments on debt securities that a government entity has not repaid.

Mercury International Index Fund and Mercury Aggregate Bond Index Fund

Foreign Market Risk

Since a Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the

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chances that a Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

•	The economies of certain foreign markets often do not compare favorably with the economy of the United States in areas such as growth of gross domestic product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•	Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

•	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States.

•	Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

•	Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund’s assets may be uninvested and not earning returns. A Fund may miss investment opportunities or may be unable to sell an investment because of these delays.

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Governmental Supervision and Regulation/Accounting Standards

Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Mercury International Index Fund

Currency Risk

Securities in which the Mercury International Index Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Certain Risks of Holding Fund Assets Outside the United States

The Mercury International Index Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell, and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

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European Economic and Monetary Union (EMU)

Certain European countries have entered into EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro, and are listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:

•	If the transition to euro, or EMU as a whole, does not proceed as planned, a Fund’s investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

•	Withdrawal from EMU by a participating country could also have a negative effect on a Fund’s investments, for example if securities redenominated in euros are transferred back into that country’s national currency.

Changes to EAFE Index

Effective November 30, 2001 and May 31, 2002, Morgan Stanley has announced that it will implement two adjustments to the EAFE Index, which may require changes to the Mercury International Index Fund’s portfolio. This could result in transaction costs and potential tax consequences, as well as the potential for increased tracking error for the Mercury International Index Fund.

Mercury Small Cap Index Fund

Small Cap Risk

Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap company may lose substantial value.

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Futures — exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

Forwards — private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

Options — exchange-traded or private contracts involving the right of a holder to deliver (a “put”) or receive (a “call”) certain assets (or a money payment based on the change in value of certain assets or an index) from another party at a specified price within a specified time period.

Swaps — private contracts involving the obligation of a party to exchange specified payments (which may be based on the value of an index or asset) with another party at specified times.

Indexed Securities — debt obligations that return a variable amount of principal of interest based on the value of an index at a specified time.

The securities of small cap companies generally trade in lower volumes and are subject to greater and less predictable price changes than the securities of larger, more established companies. Investing in smaller companies requires a long term view.

All Funds

Selection Risk

Selection risk is the risk that a Fund’s investments, which may not fully replicate its target index, may underperform the securities in the target index.

Derivatives

A Fund may use derivative instruments including: futures, forwards and options, options on futures, swaps and indexed securities. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

•	Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that a seller believes the security is currently worth.

The Funds may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which a Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Funds will use derivatives for anticipatory hedging in order to gain exposure efficiently to their underlying indices in the event the Funds receive cash inflows. Derivatives may not always be available or cost efficient. If a Fund invests in derivatives, the investments may not be effective as a hedge against price movements.

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Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Borrowing and Leverage Risk

The Funds may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund’s return. Certain securities that a Fund buys may create leverage, including, for example, when-issued securities, forward commitments and options.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Restricted Securities

Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, a Fund will not be able to sell the security.

Rule 144A Securities

Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

Securities Lending

Each Fund may lend securities to financial institutions with a value not exceeding 33 1/3% of its assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls. These events could trigger adverse tax consequences to a Fund.

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Short Sales

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If a Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own.

Non-Diversification Risk

Each Fund is a non-diversified fund. By concentrating in securities of a smaller number of issuers, a Fund’s risk is increased because developments affecting an individual issuer have a greater impact on a Fund’s performance.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds, including how they invest, please see the Statement of Additional Information.

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PRICING OF SHARES

Each Fund offers two share classes, Class I shares and Class A shares. Each share class of a Fund represents an ownership interest in the same investment portfolio. Shares of each class of a Fund are offered without a sales charge or an ongoing distribution fee, but you will pay a redemption fee if you buy shares of a Fund and redeem or exchange them within ninety days of your purchase. This redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code. Class A shares of each Fund pay an ongoing account maintenance fee of 0.25%.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Administrator, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

Each Fund’s shares are distributed by FAM Distributors, Inc.

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To better understand the pricing of each Fund’s shares, we have summarized the information below:

	Class I	Class A

Availability?	Limited to certain investors including:
•  Current Class I shareholders
•  Certain Retirement Plans
•  Participants in certain sponsored
   programs
•  Certain affiliates or customers of
   selected securities dealers and other
	financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No.	No.

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fees. No Distribution Fee.

Redemption Fee?	0.25% Redemption Fee for shares of the Mercury S&P 500 Index Fund and the Mercury Aggregate Bond Index Fund held less than ninety days. This redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.	0.25% Redemption Fee for shares of the Mercury S&P 500 Index Fund and the Mercury International Index Fund held less than ninety days. This redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.

	0.50% Redemption Fee for shares of the Mercury Small Cap Index Fund and the Mercury International Index Fund held less than ninety days. This redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.	0.50% Redemption Fee for shares of the Mercury Small Cap Index Fund and the Mercury International Index Fund held less than ninety days. This redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.

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Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Class I shares or participate in any of the programs listed above. If you are eligible to buy Class I shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you purchase Class A shares of any Fund, you will pay account maintenance fees of 0.25% each year under an account maintenance plan that each Fund has adopted under Rule 12b-1 under the Investment Company Act of 1940. The Distributor uses the money that it receives from the account maintenance fees to compensate the financial adviser, dealer or other financial intermediary for account maintenance activities.

If you sell or exchange your shares within ninety days of purchase you will be charged a redemption fee. The redemption fee is 0.25% of your redemption proceeds from shares of the Mercury S&P 500 Index Fund and the Mercury Aggregate Bond Index Fund, and 0.50% of your redemption proceeds from shares of the Mercury Small Cap Index Fund and the Mercury International Index Fund. By imposing a redemption fee on sales or exchanges of shares held less than ninety days, a Fund allocates the additional costs incurred by the Fund as a result of short-term trading by some shareholders to those shareholders, thereby protecting the Fund’s long-term shareholders. The redemption fee is not a sales charge or load which is paid to an adviser, distributor or dealer, but is kept by the Fund to offset the additional short-term trading costs. The ninety day period will be calculated assuming that the shares purchased first are being redeemed first. This will minimize the number of shares to which a redemption fee applies. The redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.

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HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial adviser, securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision. The Funds do not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

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If you want to	Your choices	Information important for you to know

Buy Shares	First, select the share class appropriate for you	Refer to the pricing of shares table on page 26. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment	The minimum initial investment for a Fund is $1,000 for all accounts except:
  •  $250 for certain fee-based programs
  •  $100 for retirement plans
(The minimums for initial investments may be waived or reduced under certain circumstances.)

Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. However, certain financial intermediaries, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a fee to process a purchase.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-888-763-2260 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $100 for all accounts except:
  •  $50 for certain fee-based programs
  •  $1 for retirement plans
(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

Participate in the automatic investment plan	You may invest a specific amount in a Fund on a periodic basis through your securities dealer or other financial intermediary.
  •  The current minimum for such automatic
      investments is $100. The minimum may be
waived or revised under certain circumstances.

MERCURY INDEX FUNDS, INC.	29

[ICON] Account Choices

If you want to	Your choices	Information important for you to know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	To transfer your Fund shares to another securities dealer or other financial intermediary, an authorized agreement must be in place between the Distributor and each of the transferring and receiving securities dealer or other financial intermediary. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares.

Sell Your Shares	Have your financial adviser, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your securities dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). However, certain financial intermediaries may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Dealers must submit redemption requests to the Fund not more than thirty minutes after the close of business on the New York Stock Exchange on the day the request was received.

Securities dealers or other financial intermediaries may charge a fee to process a sale of shares. No processing fee is charged if you sell shares directly through the Transfer Agent. The fees charged by other securities dealers or other financial intermediaries may be higher or lower.

A Fund may reject an order to sell shares under certain circumstances.

30	MERCURY INDEX FUNDS, INC.

[ICON] Account Choices

If you want to	Your choices	Information important for you to know

Sell Your Shares (continued)	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Depending on the type of account and/or type of distribution, certain additional documentation may be required. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-888-763-2260 for details.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. You can generally arrange through your selected dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. You must have dividends and other distributions automatically reinvested. Ask your financial adviser or other financial intermediary for details.

Exchange your shares	Select the Fund into which you want to exchange. Be sure to read that fund’s prospectus.	If you are a participant in certain fee-based programs or retirement plans, you can exchange your shares of a Fund for shares of another Fund. To exercise the exchange privilege, contact your financial adviser or other financial intermediary or call the Transfer Agent at 1-888-763-2260.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

MERCURY INDEX FUNDS, INC.	31

[ICON] Account Choices

Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Mercury funds, and accounts under common ownership or control.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable redemption fee. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. If an event occurs after the close of a foreign exchange that is likely to significantly affect the Fund’s net asset value, “fair value” pricing may be used. This means that the Fund may value its foreign holdings at prices other than their last closing prices, and the Fund’s net asset value will reflect this.

A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have a higher net asset value than Class A shares because Class I has lower expenses. Also dividends paid on Class I shares will generally be higher than dividends paid on Class A shares because Class I shares have lower expenses. Shares sold or exchanged within ninety days of purchase may have a lower net asset value because a redemption fee may be charged on such shares.

32	MERCURY INDEX FUNDS, INC.

[ICON] Account Choices

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Mercury or an affiliate of Mercury, or by selected dealers or other financial intermediaries that have an agreement with Mercury, you may be able to buy Class I shares, including through exchange from other share classes.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into Class A shares of a Fund. Any redemption or exchange will be at net asset value, minus any applicable redemption fee. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial adviser, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Mercury S&P 500 Index Fund, Mercury Small Cap Index Fund and Mercury International Index Fund will distribute at least annually net investment income. The Mercury Aggregate Bond Index Fund will distribute on a monthly basis net investment income. The Funds will distribute at least annually any net realized long or short-term capital gains. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund or may be taken in cash. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your financial adviser, selected securities dealer or other financial intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent.

MERCURY INDEX FUNDS, INC.	33

[ICON] Account Choices

“Buying a Dividend”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. The Funds intend to pay dividends that will either be taxed as ordinary income or capital gains. Capital gains derived by individuals are generally taxed at different rates than ordinary income dividends.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Mercury International Index Fund and the Mercury Aggregate Bond Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Mercury International Index Fund expects to make an election that will generally require shareholders to include in income their share of foreign withholding taxes paid by the Fund.

By law, a Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

34	MERCURY INDEX FUNDS, INC.

[ICON] The Management Team

MANAGEMENT OF THE FUNDS

Mercury Advisors manages the underlying Series’ investments and their business operations under the overall supervision of the Board of Trustees of Quantitative Master Series Trust. The Investment Adviser has the responsibility for making all investment decisions for the Series.

The investment professionals that manage the Funds include:

Eric S. Mitofsky, Senior Vice President of the Funds and the Portfolio Manager of the Mercury S&P 500 Index Fund and Mercury Small Cap Index Fund. Mr. Mitofsky has been a First Vice President of the Investment Adviser and certain of its affiliates since 1997 and was a Vice President of the Investment Adviser and certain of its affiliates from 1992 to 1997.

Richard Vella, Senior Vice President of the Funds and the Portfolio Manager of the Mercury International Index Fund. Mr. Vella has been a First Vice President of the Investment Adviser and certain of its affiliates since 1999, a Managing Director of Global Index Funds of Bankers Trust from 1997 to 1999, a Managing Director of International Index Funds of Bankers Trust from 1995 to 1999, a Vice President of International Index Funds of Bankers Trust from 1990 to 1995, an Assistant Vice President of International Index Funds of Bankers Trust from 1987 to 1990 and an Assistant Treasurer of Bankers Trust from 1985 to 1986.

Gregory Mark Maunz, Senior Vice President of the Funds and Co-Portfolio Manager of the Mercury Aggregate Bond Index Fund. Mr. Maunz has been a First Vice President of the Investment Adviser and certain of its affiliates since 1997, a Vice President of the Investment Adviser and certain of its affiliates from 1985 to 1997 and a Portfolio Manager of the Investment Adviser and certain of its affiliates since 1984.

Christopher G. Ayoub, Senior Vice President of the Funds and Co-Portfolio Manager of the Mercury Aggregate Bond Index Fund. Mr. Ayoub has been a First Vice President of the Investment Adviser and certain of its affiliates since 1998 and was a Vice President of the Investment Adviser and certain of its affiliates from 1985 to 1998.

Jeff Hewson, Vice President of the Funds and Co-Portfolio Manager of the Aggregate Bond Index Fund. Mr. Hewson has been a Director (Global Fixed Income) of the Investment Adviser and certain of its affiliates since 1998, a Vice President of the Investment Adviser and certain of its affiliates from 1989 to 1998 and Portfolio Manager of the Investment Adviser and certain of its affiliates since 1985.

MERCURY INDEX FUNDS, INC.	35

[ICON] The Management Team

The Funds do not have an investment adviser since each Fund’s assets are invested in its corresponding Series. The Funds have hired Mercury Advisors as administrator of the Funds to provide administrative services to the Funds. For providing management services to the Series and administrative services to the Funds, the Investment Adviser and the Administrator are paid at the rates shown in the following table, although these rates may be lower as a result of certain voluntary fee waivers agreed to by the Investment Adviser:

Fund	Management Fee(a)	Administrative Fee	Total Management and Administrative Fee

Mercury S&P 500 Index Fund	0.05%	0.245%	0.295%

Mercury Small Cap Index Fund	0.08%	0.29%	0.37%

Mercury Aggregate Bond Index Fund	0.06%	0.19%	0.25%

Mercury International Index Fund	0.01%	0.34%	0.35%

(a)	Paid by the Series. The Investment Adviser of the Series has entered into a contractual arrangement that provides that it will waive a portion of its advisory and administrative fees and/or reimburse the expenses of either the Funds or the Series to the extent necessary to ensure that the net total operating expenses incurred by each Fund (excluding 12b-1 fees) do not exceed certain amounts. As a result of this contractual arrangement, the Investment Adviser of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series currently receives management fees as a percentage of daily net assets of each such Series of 0.005%, 0.01% and 0.01%, respectively. This arrangement has a one-year term and is renewable. The Investment Adviser has not entered into a similar arrangement with the Series in which the Mercury International Index Fund invests.

Mercury Advisors was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $551 billion in investment company and other portfolio assets under management as of February 2001. This amount includes assets managed for affiliates of the Investment Adviser of the Series.

MASTER/FEEDER STRUCTURE

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Funds seek to achieve their investment objectives by investing all their assets in the corresponding Series of Quantitative Master Series Trust. Investors in each Fund will acquire an indirect interest in the respective underlying Series.

36	MERCURY INDEX FUNDS, INC.

[ICON] The Management Team

Other “feeder” funds may also invest in the “master” Series. This structure may enable the Funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

A Fund may withdraw from the Series at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of the Series.

Whenever the Series holds a vote of its feeder funds, a Fund will pass the vote through to its own shareholders.

MERCURY INDEX FUNDS, INC.	37

[ICON] The Management Team

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Funds’ performance for the period February 15, 2000 (commencement of operations) to December 31, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose reports, along with the Funds’ financial statements, are included in the Funds’ Annual Reports, which are available upon request.

	Mercury S&P 500 Index Fund		Mercury Small Cap Index Fund		Mercury Aggregate Bond Index Fund	Mercury International Index Fund

	Class I
Increase (Decrease) In Net Asset Value:	For the Period February 15, 2000† to December 31, 2000

Per Share Operating Performance:

Net Asset Value, beginning of period	$10.00		$10.00		$10.00	$10.00

Investment income — net	.07		.13		.56	.10

Realized and unrealized gain (loss) on investments and foreign currency transactions from the Series — net	(.51)		(1.03)		.53	(1.21)

Total from investment operations	(.44)		(.90)		1.09	(1.11)

Less dividends and distributions:
Investment income — net	—		—		(.52)	—
In excess of investment income — net	—		—		(.10)	—
Realized gain on investments from the
Series — net	—		—		(.09)	—

Total dividends and distributions	—		—		(.71)	—

Net asset value, end of period	$9.56		$9.10		$10.38	$8.89

Total Investment Return:

Based on net asset value per share	(4.40	)%#	(9.00	)%#	10.73%#	(11.10	)%#

Ratios to Average Net Assets:

Expenses, net of reimbursement††	.42	%*	.49	%*	.32%*	.61	%*

Expenses††	54.79	%*	136.79	%*	89.42%*	143.55	%*

Investment income — net	.84	%*	1.57	%*	6.50%*	1.17	%*

Supplement Data:

Net assets, end of period (in thousands)	$12		$12		$14	$11

Portfolio turnover of the underlying Series	9.71%		50.51%		43.24%	5.89%

*	Annualized.
†	Commencement of operations.
††	Includes the Fund’s shares of the Series’ allocated expenses.
#	Aggregate total investment return.

38	MERCURY INDEX FUNDS, INC.

[ICON] The Management Team

FINANCIAL HIGHLIGHTS (concluded)

	Mercury S&P 500 Index Fund		Mercury Small Cap Index Fund		Mercury Aggregate Bond Index Fund	Mercury International Index Fund

	Class A
Increase (Decrease) In Net Asset Value:	For the Period February 15, 2000† to December 31, 2000

Per Share Operating Performance:

Net Asset Value, beginning of period	$10.00		$10.00		$10.00	$10.00

Investment income — net	.02		.05		.62	.01

Realized and unrealized gain (loss) on investments from the Series — net	(.48)		(.97)		.49	(1.14)

Total from investment operations	(.46)		(.92)		1.11	(1.13)

Less dividends and distributions:
Investment income — net	—		—		(.54)	—
In excess of investment income — net	—		—		(.10)	—
Realized gain on investments from the Series — net	—		—		(.09)	—

Total dividends and distributions	—		—		(.73)	—

Net asset value, end of period	$9.54		$9.08		$10.38	$8.87

Total Investment Return:

Based on net asset value per share	(4.60	)%#	(9.20	)%#	10.48%#	(11.30	)%#

Ratios to Average Net Assets:

Expenses, net of reimbursement††	.65	%*	.74	%*	.60%*	.89	%*

Expenses††	92.20	%*	136.81	%*	106.04%*	151.62	%*

Investment income — net	.57	%*	1.37	%*	6.11%*	.40	%*

Supplement Data:

Net assets, end of period (in thousands)	$312		$167		$479	$212

Portfolio turnover of the underlying Series	9.71%		50.51%		43.24%	5.89%

*	Annualized.
†	Commencement of operations.
††	Includes the Fund’s shares of the Series’ allocated expenses.
#	Aggregate total investment return.

MERCURY INDEX FUNDS, INC.	39

Funds
Mercury Index Funds, Inc. P.O. Box 9011 Princeton, New Jersey 08543-9011 (888-763-2260)

Investment Adviser and Administrator
Mercury Advisors Administrative Office: 800 Scudders Mill Road Plainsboro, New Jersey 08536-9011 Mailing Address: P.O. Box 9011 Princeton, New Jersey 08536-9011

Transfer Agent
Financial Data Services, Inc.
Administrative Offices:
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
Mailing Address:
P.O. Box 45289
Jacksonville, Florida 32232-5289
(1-888-763-2260)

Independent Auditors
Deloitte & Touche LLP Princeton Forrestal Village 116-300 Village Boulevard Princeton, New Jersey 08540-6400

Distributor
FAM Distributors, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081

Custodian for Master International (Capitalization Weighted) Index Series
The Chase Manhattan Bank, N.A. 4 Chase MetroTech Center, 18th Floor Brooklyn, New York 11245

Custodian for Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series
Merrill Lynch Trust Company 800 Scudders Mill Road Plainsboro, New Jersey 08536

Counsel
Swidler Berlin Shereff Friedman, LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174

Accounting Services Provider
State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08540

MERCURY INDEX FUNDS, INC.

To Learn More

SHAREHOLDER REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.

If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial adviser or other financial intermediary, or, if none, write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary, or the Transfer Agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information contains further information about the Funds and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Funds at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-888-763-2260.

Contact your financial adviser, other financial intermediary or the Funds at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions.

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information in this Prospectus.

Investment Company Act File #811-09605.
Code #19106-0401.
©Mercury Advisors

[LOGO] MERCURY FUNDS

2 World Financial Center, 30th Floor New York, NY 10281-6100 877-292-3341 FAM Distributors, Inc. Member NASD www.mercuryfunds.com

April 27, 2001

STATEMENT OF ADDITIONAL INFORMATION

Mercury Index Funds, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (888) 763-2260

Mercury Index Funds, Inc. (the “Corporation”) currently consists of four operating portfolios or series: Mercury S&P 500 Index Fund (“Mercury S&P 500 Index Fund”), Mercury Small Cap Index Fund (“Mercury Small Cap Index Fund”), Mercury Aggregate Bond Index Fund (“Mercury Aggregate Bond Index Fund”) and Mercury International Index Fund (“Mercury International Index Fund”) (collectively, the “Funds,” and each, a “Fund”). Each Fund is a non-diversified mutual fund whose investment objective is to provide investment results that, before expenses, seek to replicate the total return (i.e., the combination of capital changes and income) of a specified securities index. Each Fund seeks to achieve its investment objective by investing all of its assets in the series (collectively, the “Series,” and each, a “Series”) of Quantitative Master Series Trust (the “Trust”) that has the same investment objective as the Fund. Each Fund’s investment experience will correspond directly to the investment experience of the respective Series in which it invests. There can be no assurance that the investment objectives of the Funds will be achieved. For more information on each Fund’s investment objective and policies, see “Investment Objectives and Policies.”

Each Fund offers two classes of shares, Class I shares and Class A shares. Class I shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge, and are not subject to any ongoing account maintenance or distribution fee. Distribution of Class I shares of each Fund is limited to certain eligible investors. Class A shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge and are not subject to any ongoing distribution fee, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets. If you sell or exchange your shares within ninety days of purchase you will be charged a redemption fee. The redemption fee is 0.25% of your redemption proceeds from shares of the Mercury S&P 500 Index Fund and the Mercury Aggregate Bond Index Fund, and 0.50% of your redemption proceeds from shares of the Mercury Small Cap Index Fund and the Mercury International Index Fund. The redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code. The Funds’ distributor is FAM Distributors, Inc.

This Statement of Additional Information of the Funds is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated April 27, 2001 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Funds at (888) 763-2260 or your financial adviser or other financial intermediary, or by writing to the address listed above. The Prospectus is incorporated by reference to this Statement of Additional Information and this Statement of Additional Information has been incorporated by reference to the Prospectus. The Series’ audited financial statements are incorporated into this Statement of Additional Information by reference to their 2000 annual reports to shareholders. You may request copies of the Annual and Semi-annual Reports at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Mercury Advisors — Investment Adviser FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is April 27, 2001.

INVESTMENT OBJECTIVES AND POLICIES

The Corporation currently consists of four series: Mercury S&P 500 Index Fund, Mercury Small Cap Index Fund, Mercury Aggregate Bond Index Fund and Mercury International Index Fund. Each Fund is classified as a non-diversified mutual fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”) whose investment objective is to provide investment results that, before expenses, seek to replicate the total return ( i.e., the combination of capital changes and income) of a specified securities index.

Each Fund seeks to achieve its investment objective by investing all of its assets in the Series of the Trust that has the same investment objective as the Fund. Each Fund’s investment experience and results will correspond directly to the investment experience of the respective Series in which it invests. Thus, all investments are made at the level of the Series. For simplicity, however, with respect to investment objective, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Series in which the Fund invests. Reference is made to the discussion under “About the Details — How the Funds Invest” in the Prospectus for information with respect to the investment objectives and policies of each Fund and Series. There can be no assurance that the investment objectives of the Funds will be achieved.

The Funds’ investment objectives are not fundamental policies and may be changed by the Board of Directors of the Corporation (the “Directors”) without shareholder approval. The Directors may also change the target index of a Fund if they consider that a different index would facilitate the management of the Fund in a manner which better enables the Fund to seek to replicate the total return of the market segment represented by the current index.

Mercury S&P 500 Index Fund

The investment objective of the Mercury S&P 500 Index Fund is to match the performance of the Standard & Poor’s® 500 Composite Stock Price Index (the “S&P 500”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master S&P 500 Index Series of the Trust (“Master S&P 500 Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the Mercury S&P 500 Index Fund.

In seeking to replicate the total return of the S&P 500, Fund Asset Management, L.P., doing business as Mercury Advisors (the “Investment Adviser,” “FAM” or “Mercury Advisors”) generally will allocate the Mercury S&P 500 Index Fund’s investments among common stocks in approximately the same weightings as the S&P 500. In addition, the Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the S&P 500. At times the Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Mercury S&P 500 Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The S&P 500 is composed of the common stocks of 500 large capitalization companies from various industrial sectors, most of which are listed on the New York Stock Exchange, Inc. (the “NYSE”). A company’s stock market capitalization is the total market value of its outstanding shares. The S&P 500 represents a significant portion of the market value of all common stocks publicly traded in the United States.

Mercury Small Cap Index Fund

The investment objective of the Mercury Small Cap Index Fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Small Cap Index Series of the Trust (“Master Small Cap Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the Mercury Small Cap Index Fund.

In seeking to replicate the total return of the Russell 2000, the Investment Adviser may not allocate the Mercury Small Cap Index Fund’s investments among all of the common stocks in the Russell 2000, or in the same

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weightings as the Russell 2000. Instead, the Mercury Small Cap Index Fund may invest in a statistically selected sample of the stocks included in the Russell 2000 and other types of financial instruments. The Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the Russell 2000. The investments to be included in the Mercury Small Cap Index Fund will be selected so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks, and of the stocks underlying or otherwise related to the foregoing financial instruments, closely approximate those same factors in the Russell 2000, with the objective of reducing the selected investment portfolio’s deviation from the performance of the Russell 2000 (this deviation is referred to as “tracking error”). The Mercury Small Cap Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The Russell 2000 is composed of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. A company’s stock market capitalization is the total market value of its outstanding shares.

Mercury Aggregate Bond Index Fund

The investment objective of the Mercury Aggregate Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Aggregate Bond Index Series of the Trust (“Master Aggregate Bond Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the Mercury Aggregate Bond Index Fund.

In seeking to replicate the total return of the Aggregate Bond Index, the Investment Adviser may not allocate the Mercury Aggregate Bond Index Fund’s investments among all of the bonds in the Aggregate Bond Index, or in the same weightings as the Aggregate Bond Index. Instead, the Mercury Aggregate Bond Index Fund may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the Aggregate Bond Index but correlated with bonds that are in the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index based on the Investment Adviser’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with less transaction costs than would be incurred through full replication. The Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the Aggregate Bond Index. The Fund may invest in bonds not included in the Aggregate Bond Index, but which are selected to reflect characteristics such as maturity, duration or credit quality similar to bonds in the Aggregate Bond Index. The investments to be included in the Mercury Aggregate Bond Index Fund will be selected with the objective of reducing the selected investment portfolio’s deviation from the performance of the Aggregate Bond Index (tracking error). Selection of bonds other than those included in the Aggregate Bond Index, or in different weightings from the Aggregate Bond Index, may result in levels of interest rate, credit or prepayment risks that differ from the levels of risks on the securities composing the Aggregate Bond Index. See “Other Investment Policies, Practices and Risk Factors — Investment in Fixed-Income Securities.” The Mercury Aggregate Bond Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors — Securities Lending.”

The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds in the following classes: U.S. Treasury and agency securities, U.S. corporate bonds, foreign corporate bonds, foreign sovereign debt (debt securities issued or guaranteed by foreign governments and governmental agencies), supranational debt (debt securities issued by entities, such as the World Bank, constituted by the governments of several countries to promote economic development) and mortgage-backed securities with maturities greater than one year. Corporate bonds contained in the Aggregate Bond Index represent issuers from various industrial sectors.

The Mercury Aggregate Bond Index Fund may invest in U.S. Treasury bills, notes and bonds and other “full faith and credit” obligations of the U.S. Government. The Mercury Aggregate Bond Index Fund may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. “Agency” securities may not be backed by the “full faith and credit” of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank, the Resolution Trust Corporation and the Government National Mortgage Association. “Agency” obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

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Because the Aggregate Bond Index is composed of investment grade bonds, the Mercury Aggregate Bond Index Fund will invest in corporate bonds rated investment grade — i.e., those rated at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB — by Standard & Poor’s Ratings Group (“S&P”), the equivalent by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equal quality in the opinion of the Investment Adviser. Corporate bonds ranked in the fourth highest rating category, while considered “investment grade,” have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest ratings categories. In the event that the rating of a security in the Mercury Aggregate Bond Index Fund is lowered below Baa or BBB, the Mercury Aggregate Bond Index Fund may continue to hold the security. Such securities rated below investment grade are considered to be speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Descriptions of the ratings of bonds are contained in the Appendix.

The Mercury Aggregate Bond Index Fund may also invest in other instruments that “pass through” payments on such obligations, such as collateralized mortgage obligations (“CMOs”).

Mercury International Index Fund

The investment objective of the Mercury International Index Fund is to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index in U.S. dollars with net dividends (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master International (Capitalization Weighted) Index Series of the Trust (“Master International Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the Mercury International Index Fund.

In seeking to replicate the total return of the EAFE Index, the Investment Adviser may not allocate Mercury International Index Fund’s investments among all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the Mercury International Index Fund may invest in a statistically selected sample of the equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. In addition, the Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the EAFE Index. The investments to be included in the Mercury International Index Fund will be selected so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks, and of the stocks underlying or otherwise related to the foregoing financial instruments, closely approximate those same factors in the EAFE Index, with the objective of reducing the selected investment portfolio’s deviation from the performance of the EAFE Index (tracking error). The Mercury International Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors — Securities Lending.”

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger capitalization companies in such markets. A company’s stock market capitalization is the total market value of its outstanding shares. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s relative market capitalization. (Gross Domestic Product (GDP) is the basis for country weightings in another version of the EAFE Index. Using the market capitalization weighting tends to increase the relative weighting of Japan and the United Kingdom while decreasing the weighting of certain European countries, generally resulting in a less diversified EAFE Index.)

About Indexing and Management of the Funds

About Indexing. The Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each Fund’s expenses (which can be expected to reduce the total return of a Fund), the total return of its respective index.

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Indexing and Managing the Funds. Each Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the Mercury S&P 500 Index Fund, Mercury Small Cap Index Fund and Mercury International Index Fund and fixed-income securities, in the case of the Mercury Aggregate Bond Index Fund).

Because each Fund seeks to replicate the total return of its respective index, generally the Investment Adviser will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, the Investment Adviser may omit or remove a security which is included in an index from the portfolio of a Fund if, following objective criteria, the Investment Adviser judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

The Investment Adviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to a Fund or by a Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Investment Adviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Investment Adviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the target index.

Each Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the Mercury International Index Fund and the Mercury Aggregate Bond Index Fund due to foreign tax withholding practices), changes in either the composition of the index or the assets of a Fund, and the timing and amount of Fund investor contributions and withdrawals, if any. In addition, each Fund’s total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Fund’s total return over periods of one year and longer will, on a gross basis and before taking into account expenses (incurred at either the Series or the Fund level) be within 10 basis points (a basis point is one one-hundredth of one percent (0.01%)) for the Mercury S&P 500 Index Fund, 100 basis points for the Mercury Small Cap Index Fund, 150 basis points for the Mercury International Index Fund, and 50 basis points for the Mercury Aggregate Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees of the Trust (the “Trustees”) and the Directors will consider alternative strategies for the Series and the Funds, respectively. Information regarding correlation of a Fund’s performance to that of a target index may be found in the Funds’ annual report.

Other Investment Policies, Practices and Risk Factors

Cash Management. Generally, the Investment Adviser will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Investment Adviser, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser.

Dollar Rolls. The Mercury Aggregate Bond Index Fund may enter into dollar rolls, in which the Mercury Aggregate Bond Index Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same

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party. During the roll period, the Mercury Aggregate Bond Index Fund forgoes principal and interest paid on the securities sold. The Mercury Aggregate Bond Index Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities subject to the Mercury Aggregate Bond Index Fund’s forward purchase commitment may decline below the price of the securities the Mercury Aggregate Bond Index Fund has sold. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Mercury Aggregate Bond Index Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Mercury Aggregate Bond Index Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques which can be deemed to involve leverage. The Mercury Aggregate Bond Index Fund will establish a segregated account with its custodian in which it will maintain liquid securities in an aggregate amount equal to the amount of the forward commitment. The Mercury Aggregate Bond Index Fund will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

Short Sales. In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Investment Adviser may sell a security a Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index. Generally, to complete a short sale transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. If the price of a security sold short goes up between the time of the short sale and the time a Fund must deliver the security to the lender, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If a Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own. Until the security is replaced, the Fund is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Investment Adviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Investment Adviser will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Investment Adviser generally will not attempt to judge the merits of any particular security as an investment.

Investment in Fixed-Income Securities. Because the Mercury Aggregate Bond Index Fund will invest in fixed-income securities, it will be subject to the general risks inherent in such securities, primarily interest rate risk, credit risk and prepayment risk.

Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. As a rule bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds generally fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-

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maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal. These basic principles of bond prices also apply to U.S. Government Securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Credit risk is the possibility that an issuer of securities held by the Mercury Aggregate Bond Index Fund will be unable to make payments of either interest or principal when due or will be perceived to have a diminished capacity to make such payments in the future. The credit risk of the Mercury Aggregate Bond Index Fund is a function of the diversification and credit quality of its underlying securities.

The Mercury Aggregate Bond Index Fund may also be exposed to event risk, which includes the possibility that fixed-income securities held by the Mercury Aggregate Bond Index Fund may suffer a substantial decline in credit quality and market value due to issuer restructurings. Certain restructurings such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm’s existing debt securities may decline significantly. Other types of restructurings (such as corporate spinoffs or privatizations of governmental or agency borrowers or the termination of express or implied governmental credit support) may also result in decreased credit quality of a particular issuer.

Prepayment risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Mercury Aggregate Bond Index Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, certain types of mortgage-backed securities may be paid off more slowly, with the effect that the mortgage-backed securities held by the Mercury Aggregate Bond Index Fund may exhibit price characteristics of longer-term debt securities.

Extension risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be repaid more slowly than anticipated. As a general rule, extensions increase during a period of rising interest rates, and decrease during a period of falling interest rates. As a result, during periods of rising interest rates the average maturity of the Mercury Aggregate Bond Index Fund’s portfolio may increase, thus increasing the Fund’s exposure to interest rate risk.

The corporate substitution strategy used by the Mercury Aggregate Bond Index Fund (discussed above) may increase or decrease the Mercury Aggregate Bond Index Fund’s exposure to the foregoing risks relative to those of the Aggregate Bond Index.

Foreign Investment Risks.

The U.S. Government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Funds. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

A Fund’s ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of a Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Sovereign Debt. The Mercury Aggregate Bond Index Fund may invest in sovereign debt securities issued or guaranteed by foreign governmental entities. Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a

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payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal of interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt, including the Mercury Aggregate Bond Index Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by the issuer, the Fund may have few or no effective legal remedies for collecting on such debt.

Risks of Investing in Foreign Securities

Foreign Market Risk. Since the Funds may invest in foreign securities, they offer the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) preformed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Funds will lose money. In particular, the Funds are subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Funds to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular count or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk. Securities in which the Mercury International Index Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do

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not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. The Funds generally hold the foreign securities and cash in foreign banks and securities depositories. Some foreign bank and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell, and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

European Economic and Monetary Union. For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the “Maastricht Treaty”) seeks to set out a framework for the European Economic and Monetary Union (“EMU”) among the countries that comprise the European Union (“EU”). EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities issued in participating EU countries (beginning with government and corporate bonds) have been redenominated in the euro, and are listed, traded and make dividend and other payments only in euros.

No assurance can be given that EMU will take full effect, that all the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities that have been redenominated in the euro are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on a Fund’s investments in Europe generally or in specific countries participating in EMU. Gains or losses from the euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

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Changes to EAFE Index. Effective November 30, 2001 and May 31, 2002, Morgan Stanley has announced that it will implement two adjustments to the EAFE Index, which may require changes to the Mercury International Index Fund’s portfolio. This could result in transaction costs and potential tax consequences, as well as the potential for increased tracking error for the Mercury International Index Fund until such time as the Fund’s investments have been realigned.

Risks Associated with Portfolio Securities

When-Issued Securities and Forward Commitments. The Mercury Aggregate Bond Index Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Mercury Aggregate Bond Index Fund may also purchase or sell securities on a delayed delivery basis and/or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Mercury Aggregate Bond Index Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Mercury Aggregate Bond Index Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Mercury Aggregate Bond Index Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when-issued basis will be issued, or a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Mercury Aggregate Bond Index Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

Each Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or that are subject to trading restrictions under the laws of a foreign jurisdiction (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

144A Securities. Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradeable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Directors. The Directors have adopted

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guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor each Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Standby Commitment Agreements. The Mercury Aggregate Bond Index Fund may enter into standby commitment agreements. These agreements commit the Mercury Aggregate Bond Index Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Mercury Aggregate Bond Index Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Mercury Aggregate Bond Index Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Mercury Aggregate Bond Index Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Mercury Aggregate Bond Index Fund segregates liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Mercury Aggregate Bond Index Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Mercury Aggregate Bond Index Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Repurchase Agreements. Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities, or an affiliate thereof, or with other entities which the Investment Adviser otherwise deems to be creditworthy. Under a repurchase agreement, the seller agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although with respect to the Mercury International Index Fund, it may be affected by currency fluctuations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. A Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Securities Lending. Each Fund may lend securities with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions. In return, a Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, a Fund typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances,

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the Fund may receive a flat fee for its loans. A Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

Borrowing and Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for a Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

A Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. As discussed under “Management and Advisory Arrangements,” the fee paid to the Investment Adviser will be calculated on the basis of a Fund’s assets including proceeds from borrowings.

Securities of Smaller Companies

An investment in the Mercury Small Cap Index Fund involves greater risk than is customarily associated with funds that invest in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Because of these factors, the Mercury Small Cap Index Fund believes that its shares may be suitable for investment by persons who can invest without concern for current income and who are in a financial position to assume above-average investment risk in search of above-average long-term reward. It is not intended as a complete investment program but is designed for those long-term investors who are prepared to experience above-average fluctuations in net asset value.

While the issuers in which the Mercury Small Cap Index Fund will primarily invest may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. Management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time and, for this reason, the Mercury Small Cap Index Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

The securities in which the Mercury Small Cap Index Fund invests will often be traded only in the over-the-counter “OTC” market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Mercury Small Cap Index Fund of portfolio securities to meet redemptions or otherwise may require the Mercury Small Cap Index Fund to sell these securities at a discount from market prices or during periods when such disposition may not be desirable or to make many small sales over a lengthy period of time.

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While the process of selection and continuous supervision by management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small companies requires specialized research and analysis.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Mercury Small Cap Index Fund may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Mortgage-Backed Securities. The Mercury Aggregate Bond Index Fund may invest in mortgage-backed securities. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Mercury Aggregate Bond Index Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Mercury Aggregate Bond Index Fund for its mortgage-backed securities, the yield the Mercury Aggregate Bond Index Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Mercury Aggregate Bond Index Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that the Mercury Aggregate Bond Index Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Mercury Aggregate Bond Index Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, resulting in maturity extensions. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Mercury Aggregate Bond Index Fund. See “Investment in Fixed-Income Securities” and “Illiquid Securities” above.

Non-Diversification Risk

Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that each Fund is not limited by the Investment Company Act with respect to the proportion of its assets that it may invest in securities of a single issuer. This would permit a Fund to replicate an index in cases where an index may devote 5% or more of its weighting in a single issuer. To the extent that a Fund assumes a larger position in the securities of an issuer, the Fund’s net asset value may be more likely to fluctuate as a result of changes in the financial condition or in the market’s assessment of that issuer.

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Portfolio Strategies Involving Options, Futures, Swaps, Indexed Instruments and Foreign Exchange Transactions

Each Fund will also utilize options, futures, options on futures, swaps and other indexed instruments. Futures and options on futures may be employed to provide liquidity. Futures, options on futures, swaps and other indexed instruments may be employed as a proxy for a direct investment in securities underlying a Fund’s index. In addition, the Mercury International Index Fund may engage in futures contracts on foreign currencies in connection with certain foreign securities transactions.

The Investment Adviser will choose among the foregoing instruments based on its judgment of how best to meet each Fund’s goal. In connection therewith, the Investment Adviser will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and the Funds’ cash flow and cash management needs.

Indexed Securities

The Funds may invest in securities the potential return of which is based on an index. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage and liquidity risk. A Fund may invest in indexed securities for anticipatory hedging. When used for anticipatory hedging purposes, indexed securities involve correlation risk.

Options on Securities and Securities Indices

Purchasing Put Options. Each Fund may purchase put options on securities held in its portfolio or securities or interest rate indices the performance of which correlates with securities held in its portfolio. When a Fund purchases a put option, in consideration for an up-front payment (the “option premium”) the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits a Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlating risk, and may also involve liquidity and credit risk.

Writing Call Options. Each Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices, the performance of which correlates with securities held in its portfolio. When a Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which a Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, a Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

Additional Options on Securities Indices

Purchasing Call Options on Indices. Each Fund may also purchase call options on securities indices that are correlated with the types of securities it intends to purchase. When a Fund purchases a call option, in consideration for the option premium the Fund acquires a right to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date. The purchase of a call option may protect the Fund from having to identify specific securities in which to invest in a market the Fund believes to be attractive (an “anticipatory hedge”). In the event a Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

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Writing Put Options on Indices. Each Fund may also write put options on securities indices. When a Fund writes a put option on an index, in return for an option premium the Fund agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date. In the event the party to which a Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, a Fund will be obligated to make a cash payment reflecting any decline in the index. Accordingly, when a Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. A Fund will write a put option on a securities index only to hedge against the risks of market wide stock movements in the securities in which the Fund invests. Writing a put option may involve substantial leverage risk.

Each Fund is also authorized to purchase or sell call or put options in connection with closing out call or put options it has previously purchased or sold.

Other than with respect to closing transactions, a Fund will only write call or put options that are “covered.” A put option will be considered covered if a Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Derivatives” below. A call option will be considered covered if, as required by the policies stated above, a Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

Types of Options. Each Fund may engage in transactions in options on securities or securities indices on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of Derivatives” below.

Futures

Each Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the future’s contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, a Fund may realize a loss relating to the futures position.

Each Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for anticipatory hedging purposes. Each Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

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Swaps

Each Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of securities or equity index. Swap agreements may also be used to obtain exposure to a security or market without owning or taking physical custody of securities in which circumstances in which direct investment is restricted by local law or is otherwise impractical.

A Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets. Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Each Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its obligations to the counterparty. Each Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

Foreign Exchange Transactions

The Mercury International Index Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell listed or OTC options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The Mercury International Index Fund will not attempt to hedge all of its foreign portfolio positions.

Risk Factors in Derivatives

The Funds may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allows each Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

The Funds intend to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or a Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Funds.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of derivatives for anticipatory hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments the Funds will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

Certain transactions in derivatives (e.g., futures may transactions, sales of put options) involve substantial leverage risk and may expose a Fund to potential losses which may exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Each Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. Each Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Merger Transaction Risk. In replicating its target index, a Fund may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, a Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. However, a Fund is subject to the risk that the merger transaction may be canceled, delayed or restructured in which case a Fund’s holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.

Additional Limitations on the Use of Derivatives

The Funds may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Additional Information Concerning the Indices

S&P 500. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Corporation and the Trust. The Mercury S&P 500 Index Fund and the Master S&P 500 Index Series are not sponsored, endorsed,

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sold or promoted by S&P, a division of the McGraw Hill Companies, Inc. S&P makes no representation regarding the advisability of investing in the Fund or the Series. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or the Series or any member of the public regarding the advisability of investing in securities generally or in the Fund or the Series particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Fund and the Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Fund and the Series. S&P has no obligation to take the needs of the Fund and the Series or the owners of shares of the Fund and the Series into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund and the Series or the timing of the issuance of sale of shares of the Fund and the Series or in the determination or calculation of the equation by which the Fund and the Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund and the Series.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, the Series, owners of shares of the Fund and the Series, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell 2000. The Mercury Small Cap Index Fund and the Master Small Cap Index Series are not promoted, sponsored or endorsed by, not in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Mercury Small Cap Index Fund or the Master Small Cap Index Series nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

EAFE Index. The EAFE Index is the exclusive property of Morgan Stanley Capital International, Inc. (“Morgan Stanley”). The EAFE Index is a service mark of Morgan Stanley Group Inc. and has been licensed for use by the Investment Adviser and its affiliates.

The Mercury International Index Fund and the Master International Index Series are not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Mercury International Index Fund and the Master International Index Series or any member of the public regarding the advisability of investing in securities generally or in the Mercury International Index Fund and the Master International Index Series particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the Mercury International Index Fund and the Master International Index Series or the owners of shares of the Master International Index Fund and the Mercury International Index Series into consideration

18

in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the Mercury International Index Fund and the Master International Index Series to be issued or in the determination or calculation of the equation by which the shares of the Mercury International Index Fund and the Master International Index Series are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the Mercury International Index Fund and the Master International Index Series in connection with the administration, marketing or trading of the Mercury International Index Fund and the Master International Index Series.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of the Mercury International Index Fund and the Master International Index Series, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Investment Restrictions

The Corporation has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of each Fund’s assets and activities. The fundamental policies set forth below may not be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares), provided, however, that none of the following restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the fundamental investment restrictions, a Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a non-diversified company under the Investment Company Act.

2.	Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

3.	Make investments for the purpose of exercising control or management.

4.	Purchase or sell real estate, except that, to the extent permitted by law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time.

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.	Borrow money, except that (i) a Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may borrow

19

7.	up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8.	Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.	Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Fund’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

In addition, although each Fund is classified as a non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company Act, each Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). To ensure that the Funds satisfy these requirements, the Declaration of Trust requires that each Series be managed in compliance with the Code requirements as though such requirements were applicable to the Series. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of a Fund’s total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more that 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. Government, its agencies and instrumentalities are not included within the definition of “issuer” for purposes of the diversification requirements of the Code. These requirements will be satisfied at the Series level and not at the level of the Funds based upon a ruling received from the Internal Revenue Service (“IRS”) which entitles the Funds to “look through” the shares of the Series to the underlying investments of the Series for purposes of these diversification requirements.

The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed with respect to any Series without the approval of the holders of a majority of the interests of the Series.

In addition, the Corporation has adopted non-fundamental restrictions that may be changed by the Directors without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, a Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.

20

(c) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Portfolio securities of each Fund’s underlying Series generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Corporation and Trust have adopted an investment policy pursuant to which no Series nor Fund will purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by such Fund or Series, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund or Series and margin deposits on the Fund or Series’s existing OTC options on futures contracts exceeds 15% of the net assets of the Fund or Series taken at market value, together with all other assets of such Fund or Series which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by a Fund or Series to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Fund or Series has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or Series will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund or Series and may be amended by the Trustees or the Directors without the approval of the shareholders. However, the Directors or Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

Portfolio securities of each Fund’s underlying Series generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Investment Adviser, the Funds and Series are prohibited from engaging in certain transactions involving Merrill Lynch, or any of its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage.” Rule 10f-3 under the Investment Company Act sets forth the conditions under which a Fund and a Series may purchase from an underwriting syndicate in which Merrill Lynch is a member. Otherwise, the Funds and Series are prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal without an exemptive order.

Portfolio Turnover

Although each Fund will use an approach to investing that is largely a passive, indexing approach, each Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Investment Adviser considers whether to purchase or sell securities for a Fund only to the extent that the Investment Adviser will consider the impact of transaction costs on a Fund’s tracking error. Changes in the securities comprising a Fund’s index will tend to increase that Fund’s portfolio turnover rate, as the Investment Adviser restructures the Fund’s holdings to reflect the changes in the index. The portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities by the average net asset value of the Fund. High portfolio turnover involves correspondingly greater brokerage commissions for a Fund investing in equity securities and other transaction costs which are borne directly by a Fund. A high portfolio turnover rate may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See “Dividends and Taxes.”

21

MANAGEMENT OF THE FUNDS

Directors and Officers

Information about the Directors, executive officers and portfolio managers of the Corporation, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of the portfolio managers and of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

TERRY K. GLENN (60) — President and Director(1)(2) — Executive Vice President of the Investment Adviser and certain of its affiliates (which terms as used herein include their corporate predecessors) since 1983; President of FAM Distributors, Inc. (previously defined as “FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators since 1988; Director of Financial Data Services, Inc. (“FDS” or the “Transfer Agent”) since 1985.

M. COLYER CRUM (68) — Director(2)(3) — 104 Westcliff Road, Weston, Massachusetts 02193. Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School from 1971 to 1996; Director of Cambridge Bancorp.

LAURIE SIMON HODRICK (38) — Director(2)(3) — 809 Uris Hall, 3022 Broadway, New York, New York 10027. Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School of Management, Northwestern University from 1992 to 1996.

STEPHEN B. SWENSRUD (67) — Director(2)—88 Broad Street, 2nd Floor, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of R.P.P. Corporation (Manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunications) since 1998.

J. THOMAS TOUCHTON (62) — Director(2) — Suite 3405, One Tampa City Center, 201 North Franklin Street, Tampa, Florida 33602. Managing Partner of The Witt Touchton Company and its predecessor, The Witt Co. (private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy Inc. (electric utility holding company).

FRED G. WEISS (59) — Director(2)(3) — 16450 Maddalena Place, Delray Beach, Florida 33446. Director of Watson Pharmaceutical, Inc. (a pharmaceutical company) since 2000; Director of Michael J. Fox Foundation for Parkinson’s Research; Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997.

ROBERT C. DOLL (46) — Senior Vice President(1)(2 — First Vice President of the Investment Adviser and certain of its affiliates since 2000 and Senior Vice President thereof from 1999 to 2000; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

PHILLIP GREEN (37) — Senior Vice President(1)(2) — Senior Vice President of the Investment Adviser and certain of its affiliates since 1999; Managing Director and Portfolio Manager of Global Institutional Services at Bankers Trust from 1997 to 1999; Vice President of Quantitative Equities at Bankers Trust in 1996; Vice President of Asset Allocations Strategies at Bankers Trust from 1994 to 1996; Vice President of Foreign Exchange and Currency Overlay Strategies at Bankers Trust from 1988 to 1999; Assistant Treasurer of Asset Management Group at Bankers Trust from 1985 to 1988.

CHRISTOPHER G. AYOUB (45) — Senior Vice President and Co-Portfolio Manager of the Mercury Aggregate Bond Index Fund(1)(2) — First Vice President of the Investment Adviser and certain of its affiliates since 1998; Vice President of the Investment Adviser and certain of its affiliates from 1985 to 1998.

JEFFREY B. HEWSON (49) — Vice President and Co-Portfolio Manager of the Mercury Aggregate Bond Index Fund (1)(2) — Director (Global Fixed Income) of the Investment Adviser and certain of its affiliates since 1998; Vice President of the Investment Adviser and certain of its affiliates from 1989 to 1998; Portfolio Manager of the Investment Adviser and certain of its affiliates since 1985.

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GREGORY MARK MAUNZ (48) — Senior Vice President and Co-Portfolio Manager of the Mercury Aggregate Bond Index Fund(1)(2) — First Vice President of the Investment Adviser and certain of its affiliates since 1997; Vice President of the the Investment Adviser and certain of its affiliates from 1985 to 1997; Portfolio Manager of the Investment Adviser and certain of its affiliates since 1984.

ERIC S. MITOFSKY (46) — Senior Vice President and Portfolio Manager of the Mercury S&P 500 Index Fund and Mercury Small Cap Index Fund(1)(2) — First Vice President of the Investment Adviser and certain of its affiliates since 1997; Vice President of the Investment Adviser and certain of its affiliates from 1992 to 1997.

FRANK SALERNO (41) — Senior Vice President(1)(2) — Chief Operating Officer, Institutional for MLIM (Americas Region); First Vice President of the Investment Adviser and certain of its affiliates since 1999; Managing Director and Chief Investment Officer of Structured Investments at Bankers Trust from 1995 to 1999; Managing Director and head of Structured Investments at Bankers Trust from 1993 to 1995; Domestic Head of Structured Investments at Bankers Trust from 1991 to 1993; Assistant Vice President of Structured Investments at Bankers Trust from 1985 to 1991.

RICHARD VELLA (43) — Senior Vice President and Portfolio Manager of the Mercury International Index Fund(1)(2) — First Vice President of the Investment Adviser and certain of its affiliates since 1999; Managing Director of Global Index Funds of Bankers Trust from 1997 to 1999; Managing Director of International Index Funds of Bankers Trust from 1995 to 1999; Vice President of International Index Funds of Bankers Trust from 1990 to 1995; Assistant Vice President of International Index Funds of Bankers Trust from 1987 to 1990; Assistant Treasurer of Bankers Trust from 1985 to 1986.

DONALD C. BURKE (40) — Vice President and Treasurer(1)(2) — First Vice President of the Investment Adviser and certain of its affiliates since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Investment Adviser and certain of its affiliates from 1990 to 1997; Director of Taxation of the Investment Adviser and certain of its affiliates since 1990.

IRA P. SHAPIRO (38) — Secretary(1)(2) — First Vice President of the Investment Adviser and certain of its affiliates since 1998; Director (Legal Advisory) of the Investment Adviser and certain of its affiliates from 1997 to 1998; Vice President of the Investment Adviser and certain of its affiliates from 1996 to 1997; Attorney with the Investment Adviser and certain of its affiliates from 1993 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the Corporation.
(2)	Such Director or officer is a director, trustee or officer of other investment companies for which the Investment Adviser or its affiliates act as investment adviser.
(3)	Became Director on March 30, 2000.

As of April 2, 2001, the officers and Directors as a group (seventeen persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of Merrill Lynch & Co, Inc. and owned an aggregate of less than 1% of the outstanding shares of any of the Funds.

Compensation of Directors/Trustees

The Trust expects to pay each individual who serves as a Director/Trustee not affiliated with the Investment Adviser or an affiliate of the Investment Adviser (each a “non-affiliated Director/Trustee”) for services to all funds that invest in the Trust and all series of the Trust a fee of $6,000 per year plus $1,000 per in person Board meeting attended. The Trust also expects to compensate members of the Audit and Nominating Committee (the “Committee”), which consists of all of the non-affiliated Directors/Trustees of the Funds and the Series, an audit retainer fee of $4,000 per year plus $1,000 per in person Committee meeting attended for services to all Funds that invest in the Trust and all Series of the Trust. The Chairman of the Committee is paid an additional annual fee of $2,000. The Trust reimburses each non-affiliated Director/Trustee for his/her out-of-pocket expenses relating to attendance at Board and Committee meetings. Through investment in the Trust, the Corporation pays its pro rata share of the fees paid by the Trust to non-affiliated Directors/Trustees.

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The following table sets forth the aggregate compensation earned by to the non-affiliated Directors/Trustees for the fiscal year ended December 31, 2000, and the total compensation paid to non-affiliated Directors/Trustees by all registered investment companies advised by the Investment Adviser and its affiliates (“FAM and Affiliates-Advised Funds”) for the calendar year ended December 31, 2000.

Name of Director/Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation From Trust and FAM and Affiliates-Advised Funds Paid to Directors/Trustees (1)
M. Colyer Crum(3)	$3,500	None	$170,142
Laurie Simon Hodrick(3)	$3,500	None	$156,892
Jack B. Sunderland(2)	$8,000	None	$168,350
Stephen B. Swensrud	$8,000	None	$289,483
J. Thomas Touchton	$8,000	None	$168,350
Fred G. Weiss(3)	$3,500	None	$156,892

(1)	The Directors/Trustees serve on the boards of FAM and Affiliates-Advised Funds as follows: Mr. Crum (26 registered investment companies consisting of 52 portfolios); Ms. Hodrick 26 registered companies consisting of 52 portfolios; Mr. Sunderland (26 registered investment companies consisting of 52 portfolios);
Mr. Swensrud (39 registered investment companies consisting of 87 portfolios); Mr. Touchton (26 registered investment companies consisting of 52 portfolios); and Mr. Weiss (26 registered investment companies consisting of 52 portfolios).
(2)	Mr. Sunderland retired as a Director/Trustee of certain FAM and its Affiliates-Advised Funds effective December 31, 2000.
(3)	Messrs. Crum and Weiss and Ms. Hodrick joined as Directors/Trustees on March 30, 2000.

Administration Arrangements

The Corporation on behalf of the Funds has entered into an administration agreement (the “Administration Agreement”) with FAM (the “Administrator”). As discussed in the Prospectus, the Administrator receives for its services to the Funds monthly compensation at the annual rates of the average daily net assets of each Fund as follows:

Name of Fund	Administration Fee
Mercury S&P 500 Index Fund	0.245%
Mercury Small Cap Index Fund	0.29%
Mercury Aggregate Bond Index Fund	0.19%
Mercury International Index Fund	0.34%

The table below sets forth information about the total administrative fees paid by each Fund to the Administrator for the period indicated.

Period Ending	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund
December 31, 2000* Contractual Amount	$307	$211	$195	$286
Amount waived (if applicable)	$307	$211	$195	$286

*	Period is from the commencement of operations (February 15, 2000).

The Administration Agreement obligates the Administrator to provide certain administrative services to the Corporation and the Funds and to pay, or cause its affiliate to pay, for maintaining its staff and personnel necessary to perform its obligations under the Administration Agreement and to provide office space, facilities and necessary personnel for the Corporation. The Administrator is also obligated to pay, or cause its affiliate to pay, the compensation of those officers and Directors/Trustees who are affiliated persons of the Administrator or any of its affiliates. The Corporation pays, or causes to be paid, all other expenses incurred in the operation of the Corporation and the Funds (except to the extent paid by FAM Distributors, Inc. (the “Distributor”)), including, among other

24

things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and the Transfer Agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or a Fund. Certain accounting services are provided by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Corporation, on behalf of the Funds. The Corporation will pay the cost of these services. In addition, the Funds will reimburse the Administrator for certain additional accounting services. The Distributor will pay certain of the expenses of each Fund incurred in connection with the continuous offering of its shares.

Duration and Termination. Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter it will remain in effect from year to year with respect to each Fund if approved annually (a) by the Directors and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to one or more Funds by the Directors or with respect to a Fund by the vote of a majority of the outstanding voting securities of such Fund, or by the Administrator, without penalty on 60 days’ written notice to the other party.

Management and Advisory Arrangements

Management Services. Each Fund invests all of its assets in shares of the corresponding Series of the Trust. Accordingly, the Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust, has entered into an amended and restated management agreement with the Investment Adviser (the “Management Agreement”). The Investment Adviser provides the Trust and its Series with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Investment Adviser is responsible for the actual management of each Series’ portfolio and constantly reviews the Series’ holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Series.

Securities held by the Series of the Trust may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Series or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

As discussed in the Prospectus, the Investment Adviser receives, for its services to the Series, monthly compensation at the annual rates of the average daily net assets of each Series: (i) after taking into account certain contractual fee waivers as set forth in the “Actual Current Management Fee Rate” column (ii) without taking account of certain voluntary fee waivers as set forth in the “Contractual Management Fee” column, and (iii) after taking account of certain contractual and voluntary fee waivers agreed to by the Investment Adviser as set forth in the “Management Fee Net of Fee Waiver” column, in each case, as follows:

Name of Series	Actual Current Management Fee Rate	Contractual Management Fee	Management Fee Net of Contractual and Voluntary Fee Waivers
Master S&P 500 Index Series	0.005%	0.05%	0.005%
Master Small Cap Index Series	0.01%	0.08%	0.00%
Master Aggregate Bond Index Series	0.01%	0.06%	0.01%
Master International (Capitalization Weighted) Index Series	0.01%	0.01%	0.00%

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The table below sets forth information about the total investment advisory fees paid by the Series to FAM, and any amount voluntary waived by FAM, for the period indicated.

Period	Master S&P 500 Index Series	Master Small Cap Index Series	Master Aggregate Bond Index Series	Master International (Cap Weighted) Index Series
For the period February 15, 2000 (Commencement of operations) to December 31, 2000 Contractual Amount	$89,483	$15,024	$28,804	$1,201

Amount waived (if applicable)	$ 0	$15,024	$ 0	$1,201

Payment of Series Expenses. The Management Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees who are affiliated persons of the Investment Adviser or any of its affiliates. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Trust and the Series (except to the extent paid by the Distributor), including, among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates (if any), shareholder reports, copies of the Registration Statements, charges of the custodian and sub-custodian and Transfer Agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust or a Series. Certain accounting services are provided by State Street pursuant to an agreement between State Street and the Trust, on behalf of the Series. The Trust will pay the cost of these services. In addition, the Trust will reimburse the Investment Adviser for certain additional accounting services. The Distributor will pay certain promotional expenses of the Series incurred in connection with the continuous offering of shares of each of the Series. Certain expenses will be financed by a Series pursuant to account maintenance plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Account Maintenance Plan.”

Organization of the Investment Adviser. FAM is located at 800 Scudders Mill Road, Plainsboro, NJ 08536. FAM is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of FAM as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

Duration and Termination. Unless earlier terminated as described below, the Management Agreement will continue in effect from year to year with respect to each Series if approved annually (a) by the Board of Trustees or with respect to any Series by the vote of a majority of the outstanding voting securities of the Series and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to one or more Series without penalty on 60 days’ written notice at the option of either party thereto or with respect to a Series by the vote of the majority of the outstanding voting securities of such Series.

Transfer Agency Services. FDS, a subsidiary of ML&Co., acts as the Corporation’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee for each shareholder account and reimburses it for certain transactions and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $0.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes any shareholder account.

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Distribution Expenses. The Corporation, on behalf of each Fund, has entered into a distribution agreement with the Distributor with respect to each class of Fund shares in connection with the continuous offering of such class of shares of each Fund (each a “Distribution Agreement”). Each Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the applicable class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to financial intermediaries and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Accounting Services. The Corporation has entered into an agreement with State Street, commencing January 1, 2001, pursuant to which State Street provides certain accounting services to the Funds. The Funds will pay the cost of these services. The Administrator provides certain additional accounting services to the Funds under the Administration Agreement. The Funds reimburse the Administrator for the cost of these services. For the period February 15, 2000 (commencement of operations) through December 31, 2000, the Administrator provided accounting services to the Funds at its cost in connection with such services under the Administration Agreement and each Fund reimbursed the Administrator $1,060 for such services. In addition, the Trust has entered into an agreement with State Street, commencing January 1, 2001, pursuant to which State Street provides certain accounting services to the Series. The Series will pay the cost of these services. The Investment Adviser provides certain additional accounting services to the Series under the Management Agreement. The Series reimburse the Investment Adviser for the cost of these services. For the Series’ fiscal year ended December 31, 2000, the Investment Adviser provided accounting services to the Series at its cost in connection with such services under the Management Agreement and the Master S&P 500 Index Series, Master Small Cap Index Series, Master Aggregate Bond Index Series and Master International (Capitalization Weighted) Index Series reimbursed the Investment Adviser $772,542, $60,596, $146,598 and $28,144, respectively, for such services.

Code of Ethics

The Board of Directors of the Corporation has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Corporation, the Investment Adviser and Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be held or purchased by the Funds.

PURCHASE OF SHARES

Reference is made to “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus for certain information as to the purchase of Fund shares.

Shares. Each Fund offers two classes of shares, Class I shares and Class A shares. Each Class I and Class A share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, subject to the following differences. Class I shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge, and are not subject to any ongoing account maintenance or distribution fee. Distribution of Class I shares of each Fund is limited to certain eligible investors. Class A shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge and are not subject to any ongoing distribution fee, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets. Class A shares of each Fund have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to Class A shares of that particular Fund pursuant to which the ongoing account maintenance fee is charged. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.” Each class is subject to a redemption fee for shares held less than ninety days. Each Fund charges a different redemption fee.See “Redemption of Shares.”

Distribution Services. FAMD, an affiliate of the Investment Adviser and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P.O. Box 9081, Princeton, New Jersey 08543-9081) acts as Distributor for the Funds. Reference is made to “Management of the Funds—Management and Advisory Arrangements—Distribution Expenses.”

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Each Fund or the Distributor may suspend the continuous offering of a Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor nor the dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a fee to process a sale of shares. For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35. Purchases made directly through the Transfer Agent are not subject to a processing fee.

Investors eligible to purchase Class I shares should purchase Class I shares rather than Class A shares because there is an account maintenance fee imposed on Class A shares.

Eligible Class I Investors. Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors that currently own Class I shares of a Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift, or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of FAM and Affiliates-Advised investment companies, including the Corporation, and to employees or customers of certain selected dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

Account Maintenance Plan

Reference is made to “Account Choices — Pricing of Shares” in the Prospectus for certain information with respect to the account maintenance plan for Class A shares of the Funds pursuant to Rule 12b-1 under the Investment Company Act of the Fund (the “Account Maintenance Plan”) with respect to the account maintenance paid by each Fund to the Distributor with respect to Class A shares of such Fund.

The Account Maintenance Plan for Class A shares provides that the Funds pay the Distributor an account maintenance fee relating to Class A shares accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each Fund attributable to Class A shares in order to compensate the Distributor for providing, or arranging for the provision of, account maintenance activities.

The payments under the Account Maintenance Plan are subject to the provisions of Rule 12b-1 under the Investment Company Act, and are based on a percentage of average daily net assets attributable to Class A shares regardless of the amount of expenses incurred. Information with respect to the account maintenance-related expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class A Account Maintenance Plan.

The Funds have no obligation with respect to account maintenance-related expenses incurred by the Distributor and selected dealers or other financial intermediaries in connection with the Class A shares, and there is no assurance that the Directors of the Corporation will approve the continuance of the Account Maintenance Plan from year to year. However, the Distributor intends to seek annual continuation of the Account Maintenance Plan. In their review of the Account Maintenance Plan, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance of Class A shares. The account maintenance fee received with respect to one class will not be used to subsidize the sale of shares of another class.

In their consideration of the Account Maintenance Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Account Maintenance Plan to each Fund and each related class of shareholders. The Account Maintenance Plan further provides that, so long as the Account

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Maintenance Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving the Account Maintenance Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Account Maintenance Plan will benefit each Fund and its related class of shareholders. The Account Maintenance Plan can be terminated, with respect to any or all of the Funds without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the applicable Fund or Funds. The Account Maintenance Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the Class A shareholders of the applicable Fund, and all material amendments are required to be approved by the vote of a majority Directors and a majority of the non-interested Directors who have no direct or indirect financial interest in the Account Maintenance Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of the Account Maintenance Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Account Maintenance Plan or such report, the first two years in an easily accessible place.

Among other things, the Account Maintenance Plan provides that the Distributor to shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees paid to the Distributor. For the period ended December 31, 2000, the Mercury S&P 500 Index Fund, Mercury Small Cap Index Fund, Mercury Aggregate Bond Index Fund and the Mercury International Index Fund paid the Distributor $284, $156, $228 and $183, respectively, pursuant to the Account Maintenance Plan (based on average daily net assets subject to such Class A Account Maintenance Plan of approximately $130,547, $71,713, $103,839 and $83,964, respectively), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class A shares.

REDEMPTION OF SHARES

Reference is made to “Account Choices—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

Each Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption, minus any applicable redemption fee. There will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The Corporation will generally pay redemptions in cash; however, if requested by a shareholder, at the discretion of the Investment Adviser, the Corporation may pay a redemption or repurchase of shares in an amount of $10,000,000 or more (which amount may be decreased or increased by the Investment Adviser from time to time) with portfolio securities.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Funds.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by a Fund at such time.

Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts (“UGMA/UTMA accounts”).

In addition, the Directors may authorize the Corporation to redeem all or any part of the outstanding shares of any class or series of the Corporation, including each Fund, upon written notice to shareholders.

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Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the appropriate Fund’s Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Corporation. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent’s register, (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as, but not limited to, UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-888-763-2260. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

Each Fund will also repurchase shares through a shareholder’s listed selected securities dealer or other financial intermediary. Each Fund will normally accept orders to repurchase shares by wire or telephone from dealers or other financial intermediaries for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by a Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. However, certain financial intermediaries may require submission of orders prior to that time. Dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to a Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price.

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These repurchase arrangements are for the convenience of shareholders and do not involve a charge by a Fund (other than any applicable contingent deferred sales charge (“CDSC”) or redemption fee, if any). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to a Fund. Certain securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares. Fees charged by other securities dealers or other financial intermediaries may be higher or lower. Repurchases directly through a Fund’s Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. Each Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set forth above.

Redemption Fee

Short-term investors, including investors that engage in market timing, should not invest in the Funds because the Funds impose a redemption fee for shares held less than ninety days.

As discussed in the Prospectus under “Account Choices — Pricing of Shares,” if you sell or exchange your shares within ninety days of purchase you will be charged a redemption fee. The redemption fee is 0.25% of your redemption proceeds from shares of the Mercury S&P 500 Index Fund and the Mercury Aggregate Bond Index Fund, and 0.50% of your redemption proceeds from shares of the Mercury Small Cap Index Fund and the Mercury International Index Fund. The redemption fee will be subtracted by the Fund from your redemption proceeds. The redemption fee is not a sales charge or load which is paid to an adviser, distributor or dealer or other financial intermediary, and is kept by the Fund to offset the additional short-term trading costs which result from short-term trading by some shareholders. The ninety day period will be calculated assuming that the shares purchased first are being redeemed first. The redemption fee will not apply to shares purchased through reinvested distributions or to shares purchased by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Because the Funds will invest exclusively in shares of their corresponding Series, it is expected that all transactions in portfolio securities will be entered into by the Series. Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Series’ portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers or dealers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Series, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonable competitive commission rates, the Series do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based upon brokerage or research services provided to the Investment Adviser and its clients, including the Trust. The Investment Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Trust.

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To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might utilize Series commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Trust to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Series may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees and subject to best execution, the Investment Adviser may consider sales of shares of a Series as a factor in the selection of brokers or dealers to execute portfolio transactions for the Series; however, whether or not a particular broker or dealer sells shares of the Series neither qualifies nor disqualifies such broker or dealer to execute transactions for the Series.

The Trust anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States, if any, generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. The Trust’s ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the the repatriation of assets.

Information about the brokerage commissions paid by the Trust, including commissions paid to Merrill Lynch, is set forth in the following table:

Period	Master S&P 500 Index Series	Master Small Cap Index Series	Master Aggregate Bond Index Series	Master International (Capitalization Weighted) Index Series
For the period ended December 31, 1998*	$105,046	$50,264	$0	$ N/A
For the period ended December 31, 1999*	$145,795	$20,124	$0	$ 5,917
For the period ended December 31, 2000**	$ 71,466	$47,880	$0	$11,665

*	The Series paid no brokerage commissions to Merrill Lynch.
**	The Master Small Cap Index Series paid $51 in brokerage commissions to Merrill Lynch and each of Master S&P500Index Series, Master Aggregate Bond Index Series and Master International (Capitalization Weighted) Index Series paid no brokerage commissions to Merrill Lynch.

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The Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objectives and Policies — Investment Restrictions.”

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust.

The Board of Trustees of the Trust has considered the possibility of seeking to recapture for the benefit of the Series brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Series to the Investment Adviser. After considering all factors deemed relevant, the Board of Trustees of the Trust made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

The Trustees have considered the possibility of seeking to recapture for the benefit of the Series brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fees paid by the Series to the Investment Adviser. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Account Choices — How Shares are Priced” in the Prospectus.

The net asset value of the shares of all classes of each Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one

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or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed by dividing the Fund’s proportionate interest in the net assets of the Series plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) of the Fund by the total number of shares outstanding of the Fund at such time, rounded to the nearest cent. Expenses, including the fees payable to the Administrator and the Distributor and the advisory fees payable indirectly by the Series of the Trust to the Investment Adviser, are accrued daily.

Portfolio securities (including ADRs, EDRs, and GDRs in the case of the Mercury International Fund) that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the Trust as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When a Series writes an option, the amount of the premium received is recorded on the books of the Series as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by a Series are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net asset value.

Each investor in the Trust may add to or reduce its investment in any Series on each day the NYSE is open for trading. The value of each investor’s (including the respective Fund’s) interest in a Series will be determined after the close of business on the NYSE (generally 4:00 p.m., Eastern time) by multiplying the net asset value of the Series by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in such Series. Any additions or withdrawals, which are to be effected on that day, will then be effected. The investor’s percentage of the aggregate beneficial interests in a Series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the applicable Series as of the time or determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Series effected on such day, and (ii) the denominator of which is the aggregate net asset value of the applicable Series as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Series by all investors in such Series. The percentage so determined will then be applied to determine the value of the investor’s interest in such Series after the close of business of the NYSE on the next determination of net asset value of the Series.

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Computation of Offering Price Per Share

The offering price for Class I and Class A shares of each Fund based on the value of the Fund’s net assets as of December 31, 2000, is calculated as follows:

Mercury S&P 500 Index Fund

	Class I	Class A
Net Assets	$12,195	$311,894
Number of Shares Outstanding	1,275	32,683
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 9.56	$ 9.54
Offering Price	$ 9.56	$ 9.54

Mercury Small Cap Index Fund

	Class I	Class A
Net Assets	$11,606	$167,377
Number of Shares Outstanding	1,275	18,426
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 9.10	$ 9.08
Offering Price	$ 9.10	$ 9.08

Mercury Aggregate Bond Index Fund

	Class I	Class A
Net Assets	$14,110	$479,376
Number of Shares Outstanding	1,359	46,200
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 10.38	$ 10.38
Offering Price	$ 10.38	$ 10.38

Mercury International Index Fund

	Class I	Class A
Net Assets	$11,333	$211,812
Number of Shares Outstanding	1,275	23,872
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 8.89	$ 8.87
Offering Price	$ 8.89	$ 8.87

SHAREHOLDER SERVICES

The Funds offer a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Funds, by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

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The Funds do not issue share certificates. Shareholders may transfer their Class I or Class A shares to another securities dealer or other financial intermediary that has entered into an authorized agreement with the Distributor. Certain shareholder services may not be available for the transferred Class I or Class A shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her Class I or Class A shares to a selected securities dealer or other financial intermediary that has not entered into an authorized agreement with the Distributor, the shareholder must either (i) redeem his or her Class I or Class A shares, paying any applicable CDSC, if any, or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new selected securities dealer or other financial intermediary to maintain the Class I or Class A shares in an account at the Transfer Agent registered in the name of the selected securities dealer or other financial intermediary for the benefit of the shareholder whether the selected securities dealer or other financial intermediary has entered into an authorized agreement or not.

Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, a shareholder must either redeem the shares, paying any applicable CDSC, if any, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.

Exchange Privilege

U.S. shareholders of each class of shares of a Mercury Index Fund have an exchange privilege with the other Mercury Index Funds. The exchange privilege does not apply to any other funds. Under a Fund’s pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Fund, but does not hold Class I shares of the second Fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class I shares of the second Fund, the shareholder will receive Class A shares of the second Fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Fund. Class A shares are exchangeable with shares of the same class of the other Funds.

Exchanges of Class I or Class A shares of a Fund outstanding (“outstanding Class I or Class A shares”) for Class I or Class A shares of another Fund, (“new Class I or Class A shares”) are transacted on the basis of relative net asset value per Class I or Class A share.

A redemption fee will be charged on shares exchanged within ninety days of purchase. This redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.

Before effecting an exchange, shareholders should obtain a currently effective prospectus of the Fund into which the exchange is to be made. To exercise the exchange privilege, shareholders should contact their financial adviser, who will advise the applicable Fund of the exchange. Shareholders of a Fund, and shareholders of the other Funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. Each Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

Retirement and Education Savings Plans

The minimum initial purchase to establish a retirement or an education savings plan is $100. Dividends received in each of the plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

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Automatic Investment Plan

A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if an eligible Class I investor) or Class A shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or other financial intermediary or by mail directly to the Transfer Agent, acting as agent for such securities dealer or other financial intermediary. You may also add to your account by automatically investing a specific amount in a Fund on a periodic basis through your selected dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

Automatic Dividend Reinvestment Plan

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, if any, in additional full and fractional shares of a Fund. Such reinvestment will be at the net asset value of shares of a Fund determined as of the close of business on the NYSE on the monthly payment date for such dividends.

Shareholders may, at any time, elect to have subsequent dividends paid in cash, rather than reinvested in shares of a Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-888-763-2260). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Adviser, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

A shareholder may elect to make withdrawals from an Investment Account of Class I or Class A shares in the form of payments by check or through automatic payment by direct deposit to such shareholder’s bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of a Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value determined as described herein on the first, second, third or fourth Monday of each month, or the first, second, third or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in shares of a Fund. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, a Fund, a Fund’s Transfer Agent or the Distributor.

Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. No Fund will knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

37

Alternatively, a shareholder whose shares are held within a CMA® or CBA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® or CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third, or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® or CBA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Adviser.

Fee-Based Programs

Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class I shares of a Fund at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges, if any, otherwise due in connection with such exchanges may be waived or modified, as may the conversion period, if any, applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in certain Programs, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another financial intermediary to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares of the Fund purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program’s client agreement and from the shareholder’s selected dealer or other financial intermediary.

DIVIDENDS AND TAXES

Dividends

The Corporation intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually with respect to each of the Mercury S&P 500 Index Fund, Mercury Small Cap Index Fund and Mercury International Index Fund. Dividends with respect to the Mercury Aggregate Bond Index Fund are declared daily and paid monthly. All net realized capital gains, if any, are distributed to Fund shareholders at least annually. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages or its ordinary income and capital gains be distributed during the taxable year. See “Shareholder Services — Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends may be reinvested automatically in shares of the Funds. Shareholders may elect in writing to receive any such dividends in cash.

Taxes

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, such Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. In order to qualify, a Fund generally must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities, or other income (including but not limited to gains from options or futures) derived with respect to

38

its business of investing in such stock or securities; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other RICs, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter have no more than 25% of its assets invested in the securities (other than those of the government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

Dividends paid by each Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from a Fund’s net realized capital gains (including long-term gains from certain transactions in futures and options), (“capital gain dividends”) are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. The maximum capital gains rate for individuals is 20%. Not later than 60 days after the close of its taxable year, each Fund will provide shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. A portion of the ordinary income dividends paid by the Mercury S&P 500 Index Fund and Mercury Small Cap Index Fund may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, each Fund will allocate dividends eligible for the dividends received deduction between the Class I and Class A shareholders according to a method that is based upon the gross income that is allocable to the Class I and Class A shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. Dividends paid by the Mercury Aggregate Bond Index Fund and the Mercury International Index Fund will not be eligible for the dividends received deduction. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Redemptions and exchanges of Fund shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is not disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

Ordinary income dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Dividends and interest received by the Mercury International Index Fund and the Mercury Aggregate Bond Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Mercury International Index Fund expects to be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, restrictions, and holding period requirements use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporation shareholders who

39

do not itemize deductions. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Fund. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Mercury International Index Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Mercury International Index Fund will allocate foreign taxes and foreign source income among the Class I and Class A shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar basis, and 98% of its capital gains, determined in general, on an October 31 year end, plus certain undistributed amounts from previous years. For purposes of determining its distribution requirements, each Fund will account for its share of items of income, gain, loss and deductions of the Series as they are taken into account by the Series. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Corporation or who, to the Corporation’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Tax Treatment of Options and Futures Transactions

Each Fund may purchase or sell options and futures. Options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year.

In general, unless such contract is a forward foreign exchange contract, or is a non-equity or a regulated futures contract for a non-U.S. currency for which a Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss.

Code Section 1259 will require the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stocks). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of each Fund’s transactions in options and futures contracts. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures. Similarly, Code Section 1091, which deals with “wash sales,” may cause a Fund to postpone recognition of certain losses for tax purposes; Code Section 1258, which deals with “conversion transactions,” may apply to recharacterize certain capital gains as ordinary income for tax purposes; and Code Section 1259, which deals with constructive sales, may accelerate the recognition of income for tax purposes.

Special Rules for Certain Foreign Currency Transactions

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Series qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to a Series.

40

Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, a Series may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares.

The Series

The Trust and each Fund have received a private letter ruling from the IRS in which the IRS ruled that each Series is classified as a partnership for tax purposes and, based upon that ruling, that each Fund will be entitled to look to the underlying assets of the Series in which it has invested for purposes of satisfying the diversification requirements and other requirements of the Code applicable to RICs. If any of the facts upon which such ruling is premised change in any material respect (e.g., if the Trust were required to register its interests under the Securities Act) and the Trust is unable to obtain a revised private letter ruling from the IRS indicating that each Series will continue to be classified as a partnership, then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Funds. One possible course of action would be to withdraw the Funds’ investments from the Series and to retain an investment adviser to manage the Funds’ assets in accordance with the investment policies applicable to the respective Fund. See “Investment Objectives and Policies,” above.

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in a Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends, as well as redemption proceeds and gains may also be subject to state and local taxes.

Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes, including estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on a Fund’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class I and Class A shares of each Fund in accordance with a formula specified by the Commission.

Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses. Dividends paid by a Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by the class. A Fund will include performance data for both classes of shares of that Fund in any advertisement or information including performance data of the Fund.

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Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted.

Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. A Fund’s total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

A Fund’s total return and yield will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and investor’s shares, when redeemed, may be worth more or less than their original cost.

Each Fund will generally compare its performance to the index it attempts to replicate. A Fund may also compare its performance to data contained in publications such as Lipper Analytical Services, Inc., or performance data published by Morningstar Publications, Inc. (“Morningstar”), Money Magazine, U.S. News and World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performances of the Fund and the index, such as standard deviation and beta. In addition, from time to time, a Fund may include its Fund’s Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. A Fund may from time to time quote in advertising or other materials other applicable measures of performance and may also make references to awards that may be given to the Investment Adviser.

Each Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period.

Set forth below is total return information for Class I and Class A shares of the Funds for the periods indicated.

	Mercury S&P Index Fund
	Class I Shares	Class A Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return
Inception (February 15, 2000) to December 31, 2000	-4.40%	-4.60%

42

	Mercury S&P Index Fund
	Class I Shares	Class A Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
Average Annual Total Return
Inception (February 15, 2000) to December 31, 2000	-4.40%	-4.60%

	Mercury Small Cap Index Fund
	Class I Shares	Class A Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return
Inception (February 15, 2000) to December 31, 2000	-9.00%	-9.20%

	Mercury Aggregate Bond Index Fund
	Class I Shares	Class A Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return
Inception (February 15, 2000) to December 31, 2000	10.73%	10.48%

	Mercury International Index Fund
	Class I Shares	Class A Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
Average Annual Total Return
Inception (February 15, 2000) to December 31, 2000	-11.10%	-11.30%

GENERAL INFORMATION

Description of Shares

The Corporation is a Maryland corporation incorporated on July 30, 1999. It has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.0001 per share, of which the Corporation is authorized to issue 125,000,000 shares each of Class I and Class A shares for each of the four Funds: Mercury S&P 500 Index Fund, Mercury Small Cap Index Fund, Mercury Aggregate Bond Index Fund and Mercury International Index Fund. Class I and Class A shares of a Fund represent interests in the same assets of the Series and are identical in all respects except that the Class A shares bear certain expenses related to the account maintenance associated with such shares. Class A shares have exclusive voting rights with respect to matters relating to the class’ account maintenance expenditures.

Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of directors of the Corporation (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. All shares of each Fund have equal voting rights, except that each Fund has exclusive voting rights to matters affecting only such Fund, and except that as noted above, Class A shares have exclusive voting rights with respect to matters relating to the class’ account maintenance expenditures.

There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share of Class I and Class A Common Stock

43

is entitled to participate equally in dividends declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one class. Shares issued are fully-paid and non-assessable by the Fund. Voting rights for Directors are not cumulative.

The Trust consists of fifteen Series (six of which are not currently activated), and is organized as a Delaware business trust. Whenever a Fund is requested to vote on a fundamental policy of a Series, the Corporation will hold a meeting of the investing Fund’s shareholders and will cast its vote as instructed by such Fund’s shareholders.

Independent Auditors

Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Corporation and the Trust. The independent auditors are responsible for auditing the annual financial statements of the Funds and the Series.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton,New Jersey 08540, provides certain accounting services to the Funds.

Custodian

Merrill Lynch Trust Company, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, acts as custodian of the assets of the Master S&P 500 Index Series, Master Small Cap Index Series and the Master Aggregate Bond Index Series. The Chase Manhattan Bank, N.A. (“Chase”), 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as the custodian of the assets of Mercury International (Capitalization Weighted) Index Series. Under its contract with the Trust, Chase is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Master International (Capitalization Weighted) Index Series to be held in its offices outside the United States and with certain foreign banks and securities depositories. Each custodian is responsible for safeguarding and controlling the Series’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on investments. The Funds have implemented self-custody procedures, pursuant to which each Fund’s holdings of the applicable Series are custodied with the Series’ Transfer Agent.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Transfer Agent of the Corporation and Master S&P Index Series, Master Small Cap Index Series, Master Aggregate Bond Index Series and Master International (Capitalization Weighted) Index Series. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

To facilitate custody of each Fund’s interests in the applicable Series without the need of a separate custodian for the Funds, the Trust has appointed the Transfer Agent as the transfer agent for the underlying Series in which the Funds invest.

Legal Counsel

Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is counsel for the Corporation and the Trust.

Reports to Shareholders

The fiscal year of the Funds ends on December 31 of each year. The Corporation sends to its shareholders at least quarterly reports showing the Funds’ portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is

44

hereby made. Under a separate agreement, FAM has granted the Corporation, on its own behalf and on behalf of the Funds, the right to use the “Mercury” name and has reserved the right to withdraw its consent to the use of such name by the Corporation and the Funds at any time or to grant the use of such name to any other company.

To the knowledge of the Corporation, the following persons or entities owned beneficially 5% or more of any class of a Fund’s shares as of April 2, 2001:

Mercury Aggregate Bond Index Fund

Name	Address	Percentage and Class
Ark Teacher Retirement System Direct Gift Fixed Income Portfolio	1400 W. 3rd St. Little Rock, AR 72201-1811	44.75% of Class A

Ark Teacher Retirement System Gift College Investing Plan 1DUT Portfolio 2017	1400 W. 3rd St. Little Rock, AR 72201-1811	12.37% of Class A

1TR Teacher Retirement System Direct Gift GR and INC Portfolio	1400 W. 3rd St. Little Rock, AR 72201-1811	10.62% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2014	1400 W. 3rd St. Little Rock, AR 72201-1811	7.81% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2011	1400 W. 3rd St. Little Rock, AR 72201-1811	7.48% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2008	1400 W. 3rd St. Little Rock, AR 72201-1811	5.33% of Class A

Mercury International Index Fund

1TR Teacher Retirement System Direct Gift Growth Portfolio	1400 W. 3rd St. Little Rock, AR 72201-1811	35.91% of Class A

1TR Teacher Retirement System Direct Gift GR and INC Portfolio	1400 W. 3rd St. Little Rock, AR 72201-1811	17.78% of Class A

Ark Teacher Retirement System Gift College Investing Plan 1DUT Portfolio 2017	1400 W. 3rd St. Little Rock, AR 72201-1811	12.42% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2011	1400 W. 3rd St. Little Rock, AR 72201-1811	7.97% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2014	1400 W. 3rd St. Little Rock, AR 72201-1811	7.38% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2008	1400 W. 3rd St. Little Rock, AR 72201-1811	5.73% of Class A

45

Name	Address	Percentage and Class

Mercury S&P 500 Index Fund

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2008	1400 W. 3rd St. Little Rock, AR 72201-1811	6.76% of Class A

1TR Teacher Retirement System Direct Gift GR and INC Portfolio	1400 W. 3rd St. Little Rock, AR 72201-1811	11.81% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2014	1400 W. 3rd St. Little Rock, AR 72201-1811	10.03% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2002	1400 W. 3rd St. Little Rock, AR 72201-1811	5.36% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift portfolio 2011	1400 W. 3rd St. Little Rock, AR 72201-1811	8.68% of Class A

1TR Teacher Retirement System Direct Gift Growth Portfolio	1400 W. 3rd St. Little Rock, AR 72201-1811	31.57% of Class A

Ark Teacher Retirement System Gift College Investing Plan 1DUT Portfolio 2017	1400 W. 3rd St. Little Rock, AR 72201-1811	16.80% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2005	1400 W. 3rd St. Little Rock, AR 72201-1811	6.29% of Class A

Mercury Small Cap Index Fund

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2011	1400 W. 3rd St. Little Rock, AR 72201-1811	10.75% of Class A

1TR Teacher Retirement System Direct Gift GR and INC Portfolio	1400 W. 3rd St. Little Rock, AR 72201-1811	11.69% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2014	1400 W. 3rd St. Little Rock, AR 72201-1811	9.95% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2002	1400 W. 3rd St. Little Rock, AR 72201-1811	6.44% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2008	1400 W. 3rd St. Little Rock, AR 72201-1811	7.56% of Class A

1TR Teacher Retirement System Direct Gift Growth Portfolio	1400 W. 3rd St. Little Rock, AR 72201-1811	26.08% of Class A


46

Name	Address	Percentage and Class
Ark Teacher Retirement System Gift College Investing Plan 1DUT Portfolio 2017	1400 W. 3rd St. Little Rock, AR 72201-1811	16.64% of Class A

Ark Teacher Retirement System Gift College Investing Plan Gift Portfolio 2005	1400 W. 3rd St. Little Rock, AR 72201-1811	6.19% of Class A

FINANCIAL STATEMENTS

The Funds’ and the Series’ audited financial statements are incorporated into this Statement of Additional Information by reference to their 2000 Annual Reports. You may request copies of the Annual and Semi-Annual Reports by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

47

APPENDIX

RATINGS OF FIXED INCOME SECURITIES

Description of Moody’s Investors Service Inc.’s (“Moody’s”) Corporate Ratings

Aaa	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a

A-1

valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

—Leading market positions in well established industries

—High rates of return on funds employed

—Conservative capitalization structures with moderate reliance on debt and ample asset protection

—Broad margins in earnings coverage of fixed financial charges and high internal cash generation

—Well established access to a range of financial markets and assured sources of alternate liquidity

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Description of Moody’s Preferred Stock Ratings

Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Preferred stock rating symbols and their definitions are as follows:

aaa	An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue that is rated “baa” is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

A-2

ba	An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A-3

BB	Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C

The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

A-4

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The four categories are as follows:

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-l.”

A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Description of Standard & Poor’s Preferred Stock Ratings

A Standard & Poor’s preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

I.	Likelihood of payment—capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.	Nature of, and provisions of, the issue.

III.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors’ rights.

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”

A	An issue rated “A” is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

A-5

BBB	An issue rated “BBB” is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A” category.

BB	Preferred stock rated “BB,” “B,” and “CCC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating “CC” is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C	A preferred stock rated “C” is a non-paying issue.

D	A preferred stock rated “D” is a non-paying issue with the issuer in default on debt instruments.

NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor’s earnings and dividend rankings for common stocks.

The ratings are based on current information furnished to Standard & Poor’s by the issuer, and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

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Code # 19107-0600

PART C. OTHER INFORMATION

Item 23. Exhibits:

Exhibit Number			Description
1		—	Articles of Incorporation of Registrant.(1)
2		—	By-Laws of Registrant.(1)
3		—	Instrument defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.
4		—	Not applicable.
5		—	Form of Distribution Agreement between Registrant and FAM Distributors, Inc.
6		—	None.
7		—	Not Applicable.
8	(a)	—	Administration Agreement between Registrant and Fund Asset Management, L.P.
8	(b)	—	Form of Amended and Restated Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc.
8	(c)	—	License Agreement relating to Use of Name among Mercury Asset Management International Ltd., Mercury Asset Management Group Ltd. and FAM Distributors, Inc. (formerly known as Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.)(2)
8	(d)	—	License Agreement relating to Use of Name between Fund Asset Management, L.P., and Registrant.(3)
8	(e)	—	Form of Fee Waiver Agreement by and among the Registrant, Fund Asset Management, L.P. and Quantitative Master Series Trust.
8	(f)	—	Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(4)
9		—	Opinion and consent of Swidler Berlin Shereff Friedman, LLP, counsel for Registrant.(3)
10	(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
10	(b)	—	Consent of Swidler Berlin Shereff Friedman, LLP.
11		—	None.
12		—	Certificate of Fund Asset Management, L.P.(3)
13		—	Form of Class A Account Maintenance Plan.
14	(a)	—	Rule 18f-3 Plan.(3)
14	(b)	—	Form of Power of Attorney.
14	(c)	—	Form of Power of Attorney.
15		—	Not Applicable.
16		—	Code of Ethics.(5)

(1)	Incorporated by reference to identically numbered exhibit to Registrant’s initial Registration Statement on Form N-1A (File Nos. 333-88405 and 811-09605).
(2)	Incorporated by reference to Exhibit 8(c) to Pre-Effective Amendment No. 1 of Mercury Pan-European Growth Fund of Mercury Asset Management Funds, Inc.’s Registration Statement on Form N-1A (File Nos. 333-56205 and 811-08797).
(3)	Incorporated by reference to identically numbered exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-88405 and 811-09605).
(4)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 20 to Merrill Lynch Growth Fund’s Registration Statement on Form N-1A (File Nos. 33-10794 and 811-4934).
(5)	Incorporated by reference to identically numbered exhibit to Post-Effective Amendment No. 2 to Mercury International Fund of Mercury Funds, Inc.’s Registration Statement on Form N-1A (File No. 333-56203).

Item 24. Persons Controlled By or Under Common Control with Registrant.

 There are no persons directly or indirectly controlled by or under common control of the Registrant.

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Item 25. Indemnification.

Reference is made to Article V of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws and Section 2-418 of the Maryland General Corporation Law.

Article V of the Articles of Incorporation provides that each acting and former Director and officer of the Registrant shall be indemnified by the Registrant to the full extent permitted by the Maryland General Corporation Law, subject to the requirements of the Investment Company Act of 1940, as amended.

Article VI of the By-Laws provides that each officer and Director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination by special legal counsel in a written opinion or the vote of a majority of a quorum of the Directors who are neither “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“non-party independent Directors”), after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and Director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the Maryland General Corporation Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent Directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

 Section 2-418 of the Maryland General Corporation Law also empowers the Registrant to purchase insurance on behalf of an officer or Director protecting such person to the full extent permitted under the Maryland General Corporation Law, from liability arising from his activities as officer or Director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or Director of the Registrant.

 In Section 9 of the Amended and Restated Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses

C-2

 incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

 Fund Asset Management, L.P. (“FAM”), acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA MultiState Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Mercury Global Holdings, Inc., Mercury Index Funds Inc., Mercury QA Equity Series, Inc., Mercury QA Strategy Series, Inc., Master Basic Value Trust, Merrill Lynch Basic Value Fund, Inc., Mercury Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Bond Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Master Small Cap Value Trust, Merrill Lynch Small Cap Value Fund, Inc., Mercury Small Cap Value Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Inc., Master U.S. High Yield Trust, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Quantitative Master Series Trust.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, FAM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080-1201. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of FAM (the “Investment Adviser”) indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1999 for his or her own account or in the capacity of director, officer, employer, partner or trustee.

Name	Positions with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
Merrill Lynch & Co., Inc.	Limited Partner	Financial Services Holding Company; Limited Partner of Merrill Lynch Investment Managers, L.P. (“MLIM”)

Princeton Services	General Partner	General Partner of MLIM

C-3

Name	Positions with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
Jeffrey M. Peek	President	President of MLIM; President and Director of Princeton Services; Executive Vice President of ML & Co.; Managing Director and Co-Head of the Investment Banking Division of Merrill Lynch in 1997.

Terry K. Glenn	Executive Vice President	Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAM Distributors, Inc. (“FAMD”); Director of FDS; President of Princeton Administrators, L.P.

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President and Treasurer of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD.

Michael G. Clark	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services; Director and Treasurer of FAMD. First Vice President of FAM from 1997 to 1999.

Robert C. Doll Jr.	Senior Vice President and Co-Head (Americas Region)	First Vice President of MLIM; Senior Vice President of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

Vincent R. Giordano	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services.

Michael J. Hennewinkel	First Vice President, Secretary and General Counsel (Americas Region)	First Vice President, Secretary and General Counsel of MLIM (Americas Region); Senior Vice President of Princeton Services.

Philip L. Kirstein	General Counsel	General Counsel of MLIM; Senior Vice President, General Counsel, Director and Secretary of Princeton Services.

Debra W. Landsman- Yaros	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD.

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services.

Mary Taylor	Co-Head (Americas Region)	Senior Vice President of ML & Co.

Gregory D. Upah	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services.

Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the following two paragraphs and Messrs. Doll, Giordano, and Monagle are officers of one or more of such companies.

MLIM, an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Master Global Financial Services Trust, Mercury Global Holdings, Inc., Merrill Lynch Short-Term U.S. Government Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Global Financial Services Master Trust, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Natural Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific

C-4

Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Variable Series Funds, Inc. and Mercury HW Funds (advised by Hotchkis and Wiley, a division of MLIM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc., MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

Mercury Asset Management International Ltd., an affiliate of MLIM, acts as the investment adviser for the following open-end registered investment companies: Mercury Master Global Balanced Portfolio of Mercury Master Trust (the “Trust”); Mercury Master Gold and Mining Portfolio of the Trust; Mercury Master International Portfolio of the Trust; Mercury Master Pan-European Growth Portfolio of the Trust; Mercury Master U.S. Large Cap Portfolio of the Trust and Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc.

Item 27. Principal Underwriters

 (a) FAMD acts as the principal underwriter for the Registrant, placement agent for Quantitative Master Series Trust and as principal underwriter for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Global Financial Services Master Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD acts as the principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc., Mercury Focus Twenty Fund, Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury Gold and Mining Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Internet Strategies Fund, Inc., Mercury Large Cap Series Funds, Inc., Mercury Mid Cap Growth Fund, Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Premier Growth Fund, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Mercury V.I. U.S. Large Cap Fund of Mercury V.I. Funds, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Internet Strategies Fund, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Mid Cap Growth Fund, Inc., Merrill Lynch Premier Growth Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Mercury Senior Floating Rate Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b) Set forth below is information concerning each director and officer of the Distributor. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.
(1) Name	(2) Positions and Offices with the Distributor		(3) Positions and Offices with Registrant
Terry K. Glenn	President and Director		President and Director
Michael G. Clark	Treasurer and Director 		None
Thomas J. Verage	Director		None
Robert W. Crook	Senior Vice President		None
Michael J. Brady	Vice President		None
William M. Breen	Vice President		None
James T. Fatseas	Vice President		None
Debra W. Landsman-Yaros	Vice President		None

C-5

(1) Name	(2) Positions and Offices with the Distributor	(3) Positions and Offices with Registrant
Michelle T. Lau	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
William Wasel	Vice President	None
Robert Harris	Secretary	None

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of:

(1) the registrant, Mercury Index Funds, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011.

(2) the transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

(3) the custodian, for the Master S&P 500 Index Series, the Master Small Cap Index Series and the Master Aggregate Bond Index Series, Merrill Lynch Trust Company, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and for the Master International Index Series, the Chase Manhattan Bank, 4 Chase MetroTech, 18th Floor, Brooklyn, New York 11245.

 (4) the investment adviser and administrator, Mercury Advisors, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Item 29. Management Services.

Other than as set forth under the caption “Management of the Fund” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not party to any management related service contract.

Item 30. Undertakings.

 Not Applicable.

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SIGNATURES

 Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 27th day of April, 2001.

MERCURY INDEX FUNDS, INC. (Registrant)
By:	/s/ DONALD C. BURKE _ (Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President and Director (Principal Executive Officer)

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial Accounting Officer)

M. COYLER CRUM* (M. Colyer Crum)	Director

LAURIE SIMON HODRICK* (Laurie Simon Hodrick)	Director

STEPHEN B. SWENSRUD* (Stephen B. Swensrud)	Director

J. THOMAS TOUCHTON* (J. Thomas Touchton)	Director

FRED G. WEISS* (Fred G. Weiss)	Director

*	This registration statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.
*By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)	April 27, 2001

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SIGNATURES

 Quantitative Master Series Trust has caused this Post-Effective Amendment No. 1 to the Registration Statement of Mercury Index Funds, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey on the 27th day of April, 2001.

QUANTITATIVE MASTER SERIES TRUST
By:	/s/ DONALD C. BURKE _ (Donald C. Burke, Vice President and Treasurer)

The Post-Effective Amendment No. 1 to the Registration Statement of Mercury Index Funds, Inc. has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President and Trustee (Principal Executive Officer)

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial Accounting Officer)

M. COYLER CRUM* (M. Colyer Crum)	Trustee

LAURIE SIMON HODRICK* (Laurie Simon Hodrick)	Trustee

STEPHEN B. SWENSRUD* (Stephen B. Swensrud)	Trustee

J. THOMAS TOUCHTON* (J. Thomas Touchton)	Trustee

FRED G. WEISS* (Fred G. Weiss)	Trustee

*	This registration statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.
*By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)	April 27, 2001
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INDEX TO EXHIBITS

Exhibit Number				Description
	5		—	Form of Distribution Agreement between Registrant and FAM Distributors, Inc.
	8	(a)	—	Administration Agreement between Registrant and Fund Asset Management, L.P.
	8	(b)	—	Form of Amended and Restated Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc.
	8	(e)	—	Form of Fee Waiver Agreement by and among the Registrant, Fund Asset Management, L.P. and Quantitative Master Series Trust.
	10	(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
	10	(b)	—	Consent of Swidler Berlin Shereff Friedman, LLP, counsel for Registrant.
	13		—	Form of Account Maintenance Plan.
	14	(b)	—	Form of Power of Attorney.
	14	(c)	—	Form of Power of Attorney.